AIRBUS A318/A319 PURCHASE AGREEMENT

                           Dated as of March 10, 2000

                                     between

                                 AVSA, S.A.R.L.,
                                     Seller

                                       and

                             FRONTIER AIRLINES, INC.
                                      Buyer

                                 C O N T E N T S

         CLAUSES                    TITLE

          0                         DEFINITIONS

          1                         SALE AND PURCHASE

          2                         SPECIFICATION

          3                         PRICE

          4                         PRICE REVISION

          5                         PAYMENT TERMS

          6                         INSPECTION

          7                         CERTIFICATION

          8                         TECHNICAL ACCEPTANCE

          9                         DELIVERY

         10                         EXCUSABLE DELAY AND TOTAL LOSS

         11                         INEXCUSABLE DELAY

         12                         WARRANTIES AND SERVICE LIFE POLICY

         13                         PATENT AND COPYRIGHT INDEMNITY

         14                         TECHNICAL DATA AND DOCUMENTATION

         15                         FIELD ASSISTANCE

         16                         TRAINING AND TRAINING AIDS

         17                         EQUIPMENT SUPPLIER PRODUCT SUPPORT

         18                         BUYER FURNISHED EQUIPMENT AND DATA

         19                         INDEMNITIES AND INSURANCE

         20                         ASSIGNMENTS AND TRANSFERS

         21                         TERMINATION EVENTS

         22                         MISCELLANEOUS PROVISIONS

         23                         CERTAIN REPRESENTATIONS OF THE PARTIES































                                 C O N T E N T S

EXHIBITS

EXHIBIT A-1                         A318 STANDARD SPECIFICATION

APPENDIX 1 TO                       SCNs

EXHIBIT A-1

EXHIBIT A-2                         A319 STANDARD SPECIFICATION

APPENDIX 1 TO                       SCNs

EXHIBIT A-2

EXHIBIT B                           SCN FORM

EXHIBIT C                           SELLER SERVICE LIFE POLICY

EXHIBIT D                           CERTIFICATE OF ACCEPTANCE

EXHIBIT E                           BILL OF SALE

EXHIBIT F                           TECHNICAL DATA AND DOCUMENTATION

APPENDIX 1 TO                       LICENSE FOR USE OF THE PERFORMANCE
                                    ENGINEER'S EXHIBIT F PROGRAM

APPENDIX 2 TO                       LICENSE FOR USE OF CD-ROM

EXHIBIT F

EXHIBIT G                           SELLER PRICE REVISION FORMULA

EXHIBIT H                           PROPULSION SYSTEMS PRICE REVISION FORMULA

EXHIBIT I                           CONFIDENTIALITY TERMS

                        P U R C H A S E     A G R E E M E N T


This agreement is made this 10th day of March 2000


between

                  AVSA,  a  societe  a  responsabilite   limitee  organized  and
                  existing under the laws of the Republic of France, having its registered office located at

                  2, rond-point Maurice Bellonte

                  31700 BLAGNAC
                  FRANCE

                  (hereinafter referred to as the "Seller")


and

                  Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at

                  12015 East 46th Avenue,  Suite 200
                  Denver, CO   80239-3116

                  (hereinafter referred to as the "Buyer")

         WHEREAS the Buyer wishes to purchase and the Seller is willing to sell up to twenty-nine (29) Airbus Industrie A318-100 and A319-100 model aircraft, on the terms and conditions herein provided; and

         WHEREAS the Seller is a sales subsidiary of Airbus Industrie, G.I.E., and will purchase the Aircraft from Airbus Industrie, G.I.E.,for resale to the Buyer,


NOW THEREFORE IT IS AGREED AS FOLLOWS:

0 -      DEFINITIONS

         For all purposes of this agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

         A318 Aircraft - any or all of the A318 Firm Aircraft, A318 Option Aircraft and Additional Option Aircraft that the Buyer orders as A318-100 aircraft.

         A319 Aircraft - any or all of the A319 Firm Aircraft, A319 Option Aircraft and Additional Option Aircraft that the Buyer orders as A319-100 aircraft.

         A318 Firm Aircraft - any or all of the five (5) firm A318-100 aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A318 Propulsion Systems installed thereon upon delivery.

         A318 Option Aircraft - any or all of the five (5) A318-100 aircraft on option order for which the delivery schedule is set forth in Clause
         9.1.1 hereof, and which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A318 Propulsion Systems installed thereon upon delivery.

         A318 Propulsion Systems - the two (2) Pratt & Whitney PW 6124 powerplants installed on an A318 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by Pratt & Whitney.

         A318 Specification - the A318 Standard Specification as amended by the SCNs set forth in Appendix 1 to Exhibit A-1 hereto as may be further amended or modified in accordance with this Agreement.

         A318 Standard Specification - the A318 standard specification document number P.000.01000, Issue A, dated November 25, 1998, published by the Manufacturer, which includes an MTOW of 145,505 pounds, a copy of which is annexed as Exhibit A-1 hereto.

         A319 Firm Aircraft - any or all of the six (6) firm A319-100 aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion Systems installed thereon upon delivery.

         A319 Option Aircraft - any or all of the four (4) A319-100 aircraft on option order for which the delivery schedule is set forth in Clause
         9.1.1 hereof, and which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion Systems installed thereon upon delivery.

         A319 Propulsion Systems - the two (2) CFM 56-5B5/P powerplants installed on an A319 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by CFM International.

         A319 Specification - the A319 Standard Specification as amended by the SCNs set forth in Appendix 1 to Exhibit A-2 hereto as may be further amended or modified in accordance with this Agreement.

         A319 Standard Specification - the A319 standard specification document number J.000.01000, Issue 4, dated January 30, 1998, published by the Manufacturer, which includes an MTOW of 154,324 pounds, a copy of which is annexed as Exhibit A-2 hereto.

         Additional Option Aircraft - up to nine (9) A318-100 and A319-100 model aircraft other than Firm Aircraft and Option Aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors.

         Agreement - this Airbus A318/A319 Purchase Agreement, including all Exhibits and Appendixes attached hereto, as the same may be amended or modified and in effect from time to time.

         Aircraft - any or all of the Firm Aircraft or Option Aircraft that have been converted to a firm order.

         Airframe - any Aircraft, excluding the Propulsion Systems therefor.

         ASCO - Airbus Service Company, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

         Associated Contractors - collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

         (1) AEROSPATIALE MATRA S.A. ("Aerospatiale"), whose principal office is at
                  37, Boulevard de Montmorency
                  75016 Paris
                  France

          (2) BRITISH AEROSPACE (OPERATIONS) LTD, whose principal office is at
                  Warwick House
                  PO Box 87
                  Farnborough Aerospace Centre
                  Farnborough
                  Hants GU14 6YU
                  England

         (3) CONSTRUCCIONES AERONAUTICAS,S.A., whose principal office is at 404 Avenida de Aragon
                  28022 Madrid
                  Spain

         (4) DAIMLERCHRYSLER AEROSPACE AIRBUS,GmbH("DASA"), whose principal office is at
                  Kreetslag 10
                  Postfach 95 01 09
                  21111 Hamburg
                  Germany

         ATA Specification 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

         ATA Specification 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

         ATA Specification 102 - the specification issued by the Air Transport Association of America relating to software programs.

         ATA Specification 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

         ATA Specification 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

         ATA Specification 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

         ATA Specification 2100 - the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD
         ROM).

         Aviation Authority -when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

         Balance of the Final Contract Price - means the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft.

         Base Price - for any Aircraft, Airframe or Propulsion Systems, as more completely defined in Clause 3.1 of this Agreement.

         Buyer Furnished Equipment (BFE) - for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

         Buyer  Termination  Event  -  as  defined  in  Clause  21.1.1  of  this
         Agreement.

         Certificate  of  Airworthiness  for Export - an export  certificate  of
         airworthiness   issued  by  the  Aviation  Authority  of  the  Delivery
         Location.

         Customer Originated Changes (COC) - Buyer-originated data that are introduced into Seller's Technical Data and Documentation, as more completely set forth in Clause 14.4.3 of this Agreement.

         Delivery - the transfer of title to the Aircraft from the Seller to the Buyer, in accordance with Clause 9.

         Delivery Date - the date on which Delivery will occur.

         Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft, which is currently at DASA's works in Hamburg, Germany, for the A318 and A319 model aircraft.

         Deposit - Each of the deposit amounts described in Clause 5.3 of this Agreement.

         DGAC - the Direction Generale de l'Aviation Civile of France, or any successor thereto.

         Excusable Delay - delay in delivery or failure to deliver an Aircraft due to causes specified in Clause 10.1 of this Agreement.

         FAA - the U.S. Federal Aviation Administration, or any successor thereto.

         Final Contract Price - as defined in Clause 3.2 of this Agreement.

         Firm Aircraft - any or all of the eleven (11) A318 Firm Aircraft and A319 Firm Aircraft.

         Free Carrier (FCA) - defined in the April 1990 edition of publication No. 460, published by the International Chamber of Commerce.

         In-house Warranty - as referred to in Clause 12.1.7 of this Agreement.

         In-house Warranty Labor Rate - as defined in Clause 12.1.7(v) of this Agreement.

         Interface Problem - as defined in Clause 12.4.1 of this Agreement.

         JAA - Joint Aviation Authorities or any successor thereto.

         LBA - Luftfahrt-Bundesamt of Germany or any successor thereto.

         LIBOR - the London Interbank Offered Rate for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). If only one (1) offered rate appears, the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

         Manufacturer - Airbus Industrie, a "Groupement d'Interet Economique" established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France.

         Option Aircraft - any or all of the nine (9) A318 Option Aircraft and A319 Option Aircraft.

         Predelivery Payment - any of the payments made in accordance with Clause 5.2.3 or 5.2.4 of this Agreement, which, in the case of the first such payment, will include the Deposit.

         Predelivery Payment Reference Price - as defined in Clause 5.2.2 of this Agreement.

         Propulsion Systems - the A318 Propulsion Systems and/or A319 Propulsion Systems, as applicable.

         Propulsion Systems Price Revision Formula - the price revision formula for A319 Propulsion Systems, set forth in Exhibit H hereto.

         Ready for Delivery - the state of an Aircraft when it (i) has successfully completed the Technical Acceptance Process (as defined in Clause 8.1.1 of the Agreement) and (ii) has been issued the Certificate of Airworthiness for Export.

         Reference Price - as set forth in Clause 3.1.2 of the Agreement.

         Scheduled Delivery Month - as defined in Clause 9.1.1 of the Agreement.

         Seller Price Revision Formula - the price revision formula set forth in Exhibit G hereto.

         Seller  Termination  Event  - as  defined  in  Clause  21.1.3  of  this
         Agreement.

         Service Life Policy - as referred to in Clause 12.2 of this Agreement.

         Specification - the A318 Specification and/or the A319 Specification, as applicable.

         Specification Change Notice (SCN) - an agreement in writing between the Seller and the Buyer amending the Specification pursuant to Clause 2.

         Supplier - any supplier of Supplier Parts.

         Supplier Parts - any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

         Supplier Product Support Agreement -an agreement between the Seller and each Supplier of Seller Furnished Equipment listed in the Specification containing enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

         Technical Data and Documentation - the documents, manuals and data listed and described in Exhibit F hereto.

         Training Conference - as defined in Clause 16.4.1 of this Agreement.

         Warranted Part - as defined in Clause 12.1.1 of this Agreement.

         Warranty Claim - as defined in Clause 12.1.6(v) of this Agreement.

         Working Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

         The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause will apply to plurals of the same words.

         Technical and trade items not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

1 -               SALE AND PURCHASE
                  -----------------

                  The Seller will cause to be manufactured and will sell and deliver, and the Buyer will buy and take delivery of, the Aircraft at the Delivery Location, subject to the terms and conditions in this Agreement.

2 -               SPECIFICATION
                  -------------

2.1               Specification Documents

2.1.1 The Aircraft will be manufactured in accordance with, as applicable, the A318 Specification or the A319 Specification. The Specifications may be further modified from time to time pursuant to the provisions of this Clause 2.

2.1.2             Specification Change Notice

                  Each Specification may be amended by written agreement between the parties in an SCN. Each SCN will be substantially in the form set out in Exhibit B hereto and will set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, time of delivery of the Aircraft, and text of the Specification. An SCN may result in an upward or downward adjustment of the Base Price.

2.1.3 In the event that a duly authorized representative of the Buyer makes a written request that the Seller proceed with a proposed change, the Seller will consider such request. If the Seller believes that the cost of studying the proposed change will be significant, the Seller will provide the Buyer with an estimate of such cost but will not proceed without the Buyer's written approval * if the change is subsequently incorporated into the Aircraft, the cost of design and other work will be included in the pricing of such change.

2.1.4             Development Changes

                  Each Specification may also be amended by the Seller without the Buyer's consent when changes are made to the basic specification for A318 or A319 model aircraft generally, which do not adversely affect price, time of delivery, weight or performance of the Aircraft, interchangeability or replaceability requirements under the Specification. These changes are hereinafter defined as "Development Changes." The Seller will notify the Buyer on a regular basis of all Development Changes and furnish to the Buyer without charge revised pages for the amended Specification.

2.2               Propulsion Systems

                  The A318 Aircraft will be equipped with A318 Propulsion Systems and the A319 Aircraft will be equipped with A319 Propulsion Systems.

2.3               Customization Milestones Chart

                  Within a reasonable period after signature of the Agreement, the Seller will provide the Buyer with a Customization Milestones Chart. The Customization Milestones Chart will state the lead times before Delivery needed to reach agreement on items requested by the Buyer from the specification changes catalogs made available to the Seller.

3 -               PRICE
                  -----

3.1               Base Price of the Aircraft

3.1.1             A318 Aircraft

                  The Base Price of each A318 Aircraft is the sum of

                  (i) the Base Price of the A318 Aircraft as defined in the A318 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 1999, which is:

                           US $ *

                           (US dollars--* ), and

                  (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Appendix 1 to Exhibit A-1 hereto, at delivery conditions prevailing in January 1999, which is:

                           US $ *

                           (US dollars--* ).

3.1.2             A319 Aircraft

3.1.2.1           The Base Price of each A319 Aircraft is the sum of:

                  (i) the Base Price of the Airframe of the A319 Aircraft, and

                  (ii)     the Base Price of the A319 Propulsion Systems.

3.1.2.2           Base Price of the Airframe

                  The Base Price of the Airframe of the A319 Aircraft is the sum of

                  (i) the Base Price of the Airframe, as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 1999, which is:

                           US $ *

                           (US dollars--* ), and

                  (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Appendix 1 to Exhibit A-2 hereto, at delivery conditions prevailing in January 1999, which is:

                           US $ *

                           (US dollars--* ).

3.1.2.3           Base Price of the A319 Propulsion Systems

3.1.2.3.1 The Base Price of the A319 Propulsion Systems, at delivery conditions prevailing in January 1999, is:

                  US $ *

                  (US dollars--* ).

                  Said Base Price has been calculated in accordance with the Propulsion Systems Price Revision Formula from the Reference Price published by * of US $ * (US dollars-- * ) at economic conditions prevailing in July 1996.

3.1.2.3.2         Validity of A319 Propulsion Systems Prices

                  It is understood that the prices and Propulsion Systems Price Revision Formula cited above for the A319 Propulsion Systems and related equipment are based on information received from CFM International and remain subject to any modification that might be communicated by CFM International to the Manufacturer, the Seller and/or the Buyer.

3.2               Final Contract Price

3.2.1 The Final Contract Price of an A318 Aircraft will be the sum of:

                  (i) the Base Price of the A318 Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with the Seller Price Revision Formula;

                  (ii) the price (as of delivery conditions prevailing in January 1999) of any SCNs for A318 Aircraft entered into after the date of execution of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula; and

(iii) any other amount that is expressly stated to be included in the Final Contract Price of an A318 Aircraft pursuant to any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A318 Aircraft.

3.2.2             The Final Contract Price of an A319 Aircraft will be the sum o

                  (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with the Seller Price Revision Formula;

                  (ii) the price (as of delivery conditions prevailing in January 1999) of any SCNs for A319 Aircraft entered into after the date of execution of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula;

                  (iii) the Reference Price of the installed A319 Propulsion Systems constituting a part of such Aircraft, as adjusted to the Delivery Date in accordance with the Propulsion Systems Price Revision Formula; and

                  (iv) any other amount that is expressly stated to be included in the Final Contract Price of an A319 Aircraft pursuant to any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 Aircraft.

3.3               Taxes, Duties and Imposts

3.3.1 The Seller will bear and pay the amount of any and all taxes (excluding taxes on the income of the Buyer), duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that a re levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable under the laws of the country of the Delivery Location *.

3.3.2 The Buyer will bear and pay the amount of any and all taxes (excluding taxes on the income of the Seller), duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to withhold or collect the amount thereof from the Buyer or (iii) imposed upon the Seller with an obligation for the Buyer to withhold or collect such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in countries other than the country of the Delivery Location *.

3.3.3 If a claim is made against either party (the "Indemnitee") by any governmental authority for taxes, duties, imposts or similar charges of any nature for which liability has been assumed by the other party under this Clause 3.3 (the "Indemnitor"), the Indemnitee will promptly give notice of such claim to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume the defense or settlement of such claim, as the Indemnitor will deem prudent. Notwithstanding the foregoing, if the Indemnitor will request that the claim be contested, the Indemnitee will contest (or will permit the Indemnitor, if so desired by the Indemnitee, to contest) the claim in good faith; provided that, (i) the Indemnitee will be required to contest any claim beyond the level of administrative proceedings only if timely requested by the Indemnitor, and (ii) the Indemnitee will keep the Indemnitor informed as to the progress of any litigation. The Indemnitee will not be required to take any action pursuant to this Clause 3.3.3 unless (A) the Indemnitor will have agreed to pay all costs and expenses that the Indemnitee may incur in connection with contesting such claim (including, without limitation, reasonable legal and accounting fees and disbursements, bonding fees, penalties and interest); and (B) the action to be taken will not result in any sale, forfeiture or loss of, or the creation of any Lien on, the Aircraft or any interest therein, or if, in the opinion of the Indemnitor, there is a reasonable risk thereof, the Indemnitor will have provided to the Indemnitee a bond in form and substance reasonably satisfactory to the Indemnitee to protect against such risk. The provisions of this Clause 3.3 will survive the expiration or earlier termination of this Agreement.

3.3.4 The Seller will arrange for the exportation of the Aircraft from the country of the Delivery Location and will pay any customs duties, taxes and fees required to be paid with respect to such exportation of the Aircraft *.

3.3.5 The Buyer will arrange for the importation of the Aircraft into any country or jurisdiction and will pay any customs duties, taxes and fees required to be paid with respect to such importation of the Aircraft.

4 -               PRICE REVISION
                  --------------

4.1               Seller Price Revision Formula

                  The Base Prices of the A318 Aircraft, the Airframe of the A319 Aircraft, and of SCNs are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula.

4.2               Propulsion Systems Price Revision Formula

                  The Reference Price of the Propulsion Systems for the A319 Aircraft will be revised to the Delivery Date corresponding to the Aircraft on which these Propulsion Systems are installed, in accordance with the Propulsion Systems Price Revision Formula.

5 -               PAYMENT TERMS
                  -------------

5.1 The Buyer will pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to Credit Lyonnais, New York Branch, for transfer by Credit Lyonnais to the Seller's account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account as may be designated by the Seller.

5.2               Predelivery Payments

5.2.1 Predelivery Payments will be paid by the Buyer to the Seller for each Aircraft and will, in the aggregate, amount to * of the Predelivery Payment Reference Price of the Aircraft defined below in Clause 5.2.2.

5.2.2 The Buyer will pay Predelivery Payments to the Seller calculated on the Predelivery Payment Reference Price of each Aircraft. The Predelivery Payment Reference Price is defined as:

                  A =               Pb (1 + 0.04N)

                  where

                  A = the Predelivery Payment Reference Price for Aircraft to be delivered in calendar year T.

                  Pb = the Base Price of the Aircraft as defined in Clause 3 above.

                  N  =              (T - 1999).

                  T  =              the   year   of   delivery   of the relevant
                                    Aircraft.

5.2.3 Predelivery Payments w ill be paid according to the following schedules.

5.2.3.1 The schedule of Predelivery Payments for Firm Aircraft is as follows:


                                                         Percentage of Aircraft
                                                         Predelivery Payment

         Payment Date                                    Reference Price

         *                                                       *

         TOTAL PAYMENT PRIOR TO DELIVERY                         *

5.2.3.2  The schedule of Predelivery Payments for Option Aircraft is as follows:



                                                        Percentage of Aircraft
                                                        Predelivery Payment

         Payment Date                                   Reference Price


         *                                                     *

         TOTAL PAYMENT PRIOR TO DELIVERY                      15%

5.2.4             SCN Predelivery Payments

                  The Seller will be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement.

                  (i) For each SCN executed before the first day of the * month before the Scheduled Delivery Month, the Buyer will make a Predelivery Payment equal to * of the SCN price. This Predelivery Payment will be paid on the first day of the * before the Scheduled Delivery Month.

                  (ii) For each SCN executed after the first day of * and before the first day of the * before the Scheduled Delivery Month, this Predelivery Payment will amount to * of the SCN price, and for each SCN executed after the first day of the * and before the first day of the * month before the Scheduled Delivery Month this payment will amount to * of the SCN price. These payments will be paid on the first day of the * month before the Scheduled Delivery Month.

5.3      Deposit

                  The Seller acknowledges that it has already received from the Buyer the sum of US$ * (US dollars-- * ), which represents a deposit of US$ * (US dollars-- * ) for each Firm Aircraft and of US $* (US dollars-- * ) for each Option Aircraft. The deposit paid with respect to each particular Aircraft will be credited without interest against the first Predelivery Payment for such Aircraft.

5.4               Payment of Balance of the Final Contract Price


                  Concurrently with the delivery of each Aircraft, the Buyer will pay to the Seller the Balance of the Final Contract Price for such Aircraft. The Seller's receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.5 or 5.6, will be a condition precedent to the Seller's obligation to deliver such Aircraft.

5.5               Payment of Other Amounts

5.5.1 Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Clauses 5.2 and 5.4 above will be paid by the Buyer concurrently with the delivery of the corresponding Aircraft or, if the Seller elects to invoice such amounts after delivery of such Aircraft, within one (1) month after the invoice date.

5.5.2 The Seller will give the Buyer written notice of any amount (whether under this Agreement or under any other agreement between the Buyer and the Seller and whether at the stated maturity of such amount, by acceleration or otherwise) that is due and payable by the Buyer or its Affiliates and is not paid in full in immediately available funds on the date due. * the Seller will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by the Seller to the Buyer against such unpaid amount. The Seller's rights under this Clause 5.5.2 are in addition to any other rights the Seller may have at contract or at law and do not contravene its rights under Clause 21 herein.

5.6               Overdue Payments

5.6.1 If one or more Predelivery Payments in respect of any Aircraft is or are received after the due date specified in Clause 5.2.3, such that the aggregate number of days of delay in respect of such Aircraft reaches thirty (30), then the Seller will have the right to set back the Scheduled Delivery Month for such Aircraft by a period of one (1) month for every thirty (30) days of such delay.

                  Furthermore, if such delays in payment exceed sixty (60) days in the aggregate for any Aircraft, in addition to any other rights the Seller may have under Clause 21, the Seller will have no obligation to deliver such Aircraft within the Scheduled Delivery Month as modified pursuant to the preceding paragraph. Upon receipt of the full amount of all late Predelivery Payments, together with interest due under Clause 5.6, provided that the Seller has not exercised its right of termination under Clause 21, the Seller will inform the Buyer of a new Scheduled Delivery Month for such Aircraft, consistent with Seller's other commitments and production capabilities.

                  The Seller's rights under this Clause 5.6.1 are in addition to any other rights and remedies available to the Seller.

5.6.2 If any payment due the Seller is not received by the Seller on the date or dates agreed on between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller on receipt of such claim interest at the rate of one and one-half percent (1.5%) per month on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.



5.7               Refund of Predelivery Payments

                  The Buyer will have no right to any refund of any Deposit or Predelivery Payment received by the Seller *.

5.8               Proprietary Interest

                  Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.9               Payment in Full

                  The Buyer's obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person. The Buyer will make all payments to the Seller under this Agreement without deduction or withholding on account of, and free from, any and all taxes, duties, imposts or similar charges for which the Buyer is responsible pursuant to Clause 3.3.2(iii) of this Agreement, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding. If timely requested by the Buyer in writing, the Seller will, at the Buyer's expense, take such action as the Buyer may reasonably direct with respect to any claim for taxes, duties, imposts and similar charges, and any payment by the Seller of such amounts will be made under protest, if, in the Buyer's judgment, protest is appropriate, and, in the reasonable opinion of the Seller such protest will not involve significant risk of any sale, forfeiture or loss of, or creation of any lien on, the Aircraft or any interest therein, or on any other aircraft manufactured by the
                  Manufacturer or sold by the Seller. If payment is made, the Seller will, at the Buyer's expense, take such action as the Buyer may reasonably direct to recover such payment and will, if requested, permit the Buyer in the Seller's name to file a claim or prosecute an action to recover such payment. If a refund is obtained by the Seller of all or any part of such amount, the Seller will pay the Buyer the amount of any such refund, plus interest on the refunded taxes, if any.

6 -               INSPECTION

6.1               Inspection Procedures

6.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors. These representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections will be agreed on with the Buyer before any inspection.

6.1.2 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by the Buyer and its said representatives will be performed in such a manner as not to delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.

6.2      Representatives

                  For the purposes of Clause 6.1 above, at a mutually agreed date that will not, in any event, be later than twelve (12) months before the date on which the first Aircraft is scheduled to be delivered to the Buyer, the Seller will furnish free-of-charge adequate secretarial assistance and suitable office space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyer during the aforementioned period. The Seller will provide telecommunications facilities at the Buyer's cost to be invoiced on a monthly basis.

10.

7 -      CERTIFICATION

7.1               Type Certification

                  The A318 aircraft will be and the A319 aircraft has been type certificated under JAA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained the relevant type certificate (the "Type Certificate") to allow the issuance of the Certificate of Airworthiness for Export.

7.2               Certificate of Airworthiness for Export

                  Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with the Certificate of Airworthiness for Export which, assuming compliance by the Buyer with all requirements of the FAA other than those applicable only to the Aircraft, will entitle the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Title 14, Part 21 of the U.S. Code of Federal Regulations.

7.3               Specification  Changes  Before  Delivery:   Export  and Import
                  Requirements


7.3.1 If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued that requires any change to the Specification for the purposes of obtaining the Certificate of Airworthiness for Export (a "Change in Law"), the Seller will make the required modification and the parties hereto will sign an SCN that specifies the effects, if any, on the guaranteed performances, weights, interchangeability, Delivery Date, price of the Aircraft and text of the Specification.

7.3.2 The Seller will as far as practicable (in its sole discretion and without prejudice to Clause 7.3.3 (ii)) take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3 The cost of implementing the modifications referred to in Clause 7.3.1 above will be

                  (i) for the account of the Seller if a Change in Law becomes effective before the date of this Agreement, and

                  (ii) shared equally by the Seller and the Buyer if a Change in Law becomes effective after the date of this Agreement.

7.3.4 Notwithstanding the provisions of Clauses 7.3.3 (i) and (ii), if a Change in Law relates to the Propulsion Systems and, in particular, to engine accessories, quick engine change units or thrust reversers, the costs will be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems manufacturer; the Seller will have no obligation with respect thereto.

7.4               Specification Changes After Delivery

                  Clause 7.3 will not require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to,any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer's expense.

7.5               Seller's Responsibility

                  Except as set forth in this Clause 7 and as may be required under Clause 9.3.1, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

8 -               TECHNICAL ACCEPTANCE


8.1               Technical Acceptance Process

8.1.1 Prior to Delivery, the Aircraft will undergo the Manufacturer's approved technical acceptance process, with such variations as may be proposed by the Seller and reasonably acceptable to the Buyer (the "Technical Acceptance Process"). Satisfactory completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. If the Aircraft fails to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance f rom the Buyer be entitled to carry out any necessary changes and, as so on as practicable thereafter, resubmit the Aircraft in order to complete the Technical Acceptance Process. On any such resubmission, the Technical Acceptance Process will include such additional tests as are necessary to demonstrate that the repairs or modifications have not adversely affected other systems or components of the Aircraft.


8.1.2             The Technical Acceptance Process will

                  (i) start on a date notified by the Seller to the Buyer at least * days in advance,

                  (ii)     take place at the Delivery Location,

                  (iii)    be carried out by the personnel of the Seller, and

                  (iv) include a technical acceptance flight, which will not exceed three (3) hours, unless an extended time is reasonably necessary to demonstrate the satisfactory functioning of the Aircraft.

8.2               Buyer's Attendance

8.2.1             The Buyer will be entitled to attend the Technical  Acceptance
                  Process.

8.2.2             If  the  Buyer  elects  to  attend   the  Technical Acceptance
                  Process, the Buyer

                  (i) will cooperate in complying with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within * Working Days, and

                  (ii) may have a maximum of four (4) of its representatives (no more than three (3) of whom will have access to the cockpit at any one time) accompany the Seller's representatives on a technical acceptance flight, during which the Buyer's representatives will comply with the instructions of the Seller's representatives.

8.2.3 If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process without the Buyer's attendance, and, * the Buyer will be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects. *.

                  The Seller will make available such data with respect to the Technical Acceptance Process as the Buyer may reasonably request.

8.3               Certificate of Acceptance

                  Upon (i) successful completion of the Technical Acceptance Process and (ii) issuance of the Certificate of Airworthiness for Export, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "Certificate of Acceptance") hereto.

8.4               Finality of Acceptance

                  The Buyer's acceptance of delivery of each Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5               Aircraft Utilization

                  The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery if necessary to obtain the certificates required under Clause 7. Such use will not, in and of itself, prejudice the Buyer's obligation to accept Delivery hereunder.

                  *

9 -               DELIVERY

9.1               Delivery Schedule

9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a "Scheduled Delivery Month"). Where no month is specified but only a quarter, the Seller will notify the Buyer of the Scheduled Delivery Month by * months before the beginning of the quarter.

                  Firm Aircraft No.          Aircraft Type       Delivery
                  -----------------          -------------       --------
                          1                  *
                          2                  *
                          3                  *
                          4                  *
                          5                  *
                          6                  *
                          7                  *
                          8                  *
                          9                  *
                          10                 *
                          11                 *


                  Option Aircraft No.       Aircraft Type         Delivery
                  -------------------       -------------         --------
                          1                  *
                          2                  *
                          3                  *
                          4                  *
                          5                  *
                          6                  *
                          7                  *
                          8                  *
                          9                  *


9.1.2 The Seller will give the Buyer at least *. Thereafter the Seller will promptly notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2               Delivery

9.2.1 The Buyer will send its representatives to the Delivery Location to take Delivery within seven (7) days after the date notified to it by the Seller in accordance with Clause 9.1.2 above on which the Aircraft is to be Ready for Delivery.

9.2.2 The Seller will transfer title to the Aircraft to the Buyer free and clear of all liens, claims, charges or encumbrances of any kind whatsoever, provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause
                  5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E hereto and such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer. Title to, property interest in and risk of loss or damage to the Aircraft will be transferred to the Buyer on Delivery.

9.2.3             In respect of each Aircraft that is (a) Ready for Delivery and
                  (b) has been duly tendered to the Buyer hereunder, should the Buyer fail to

                  (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or

                  (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date,

                  then the Seller will retain title to the Aircraft and the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage and insurance costs) associated with the Buyer's failure to accept Delivery. It is understood that the Seller will be obliged only to exercise reasonable care with respect to the Aircraft following the Buyer's failure to accept Delivery and will have no duty to park, store or insure the Aircraft in a manner inconsistent with the Seller's other business and industrial constraints or obligations.

9.3               Flyaway

9.3.1 The Seller will obtain any licenses, permits or approvals required for the purpose of exporting the Aircraft from the Delivery Location, and the Buyer, at its expense, will provide any reasonably necessary information and assistance.

9.3.2 Subject to Clauses 9.3.1 and 3.3.4 hereof, all expenses of, or connected with, the post-Delivery flight from the Delivery Location will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

10 -              EXCUSABLE DELAY AND TOTAL LOSS

10.1              Scope of Excusable Delay

                  Neither the Seller nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control ("Excusable Delay"), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment. Notwithstanding the foregoing, Excusable Delays will not include any delay occasioned by the Seller's, the Manufacturer's or any Associated Contractor's fault or negligence.

10.2              Consequences of Excusable Delay

                  If an Excusable Delay occurs the Seller will

                  (i) notify the Buyer of such Excusable Delay * as soon as practicable after becoming aware of the same;

                  (ii)     not be deemed to be in default in the performance  of
                           its  obligations  hereunder  as  a  result   of  such
                           Excusable Delay

                  (iii)    *

                  (iv) not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

                  (v) as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

10.3              Termination on Excusable Delay

10.3.1 If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within thirty (30) days after the expiration of such twelve
                  (12)month period. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.



10.3.2 In the event that the Seller notifies the Buyer of a revised Scheduled Delivery Month pursuant to Clause 10.2(v), in respect of a delay in Delivery of an Aircraft of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within thirty
                  (30) days after the Buyer's receipt of the notice of a revised Scheduled Delivery Month.

10.3.3            If this Agreement is not terminated under the terms of  Clause
                  10.3.1 or 10.3.2 above, then the Seller will be entitled to reschedule Delivery. In the case of delays described in Clause 10.3.1, *. In the case of delays described in Clause 10.3.2, the new Scheduled Delivery Month will be the month specified in the notice delivered pursuant to Clause 10.2.1 (iv). The Seller will notify the Buyer of the new Scheduled Delivery Month after the thirty (30) day period referred to in Clause
                  10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1 of the Agreement.



10.4              Total Loss:  Lost, Destroyed or Damaged Aircraft

                  If, before delivery thereof, an Aircraft is lost, destroyed or, in the reasonable opinion of the Seller, damaged beyond economic repair ("Total Loss"), then the Seller will notify the Buyer to this effect as soon as reasonably possible. The Seller will include in its notice, or as soon after the notice as possible, a revised Scheduled Delivery Month, which will be the earliest date that an aircraft to replace the Aircraft may be delivered to the Buyer consistent with the Seller's other obligations and production capabilities. However, in the event the specified revised Scheduled Delivery Month is more than twelve (12) months after the last day of the original Scheduled Delivery Month, then this Agreement will terminate with respect to such Aircraft unless the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller's notice, in which case the parties will execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month. The other terms and conditions of this Agreement applicable to such Aircraft will apply to the replacement aircraft.

                  Notwithstanding the above, nothing herein will require the Seller to manufacture and deliver a replacement aircraft if manufacture would require the reactivation of the Manufacturer's production line for the model or series of aircraft that includes the Aircraft.

10.5              Termination Rights Exclusive

                  In the event that this Agreement is terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party will have any claim against the other for any loss resulting from such nondelivery, *. The Seller will in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

10.6              REMEDIES

                  THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR EXCUSABLE DELAYS OR FAILURE TO DELIVER DUE TO TOTAL LOSS, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11 -              INEXCUSABLE DELAY

11.1              Liquidated Damages

                  Should an Aircraft not be Ready for Delivery to the Buyer within thirty (30) days after the * last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10) (*, the "Delivery Period"), and such delay is not as a result of Excusable Delay or Total Loss, then such delay will be termed an "Inexcusable Delay," and the Buyer will have the right to claim, and the Seller will pay the Buyer, liquidated damages of US $ * (US dollars--* ) for each day of Inexcusable Delay, starting on the first day after the Delivery Period.

                  The amount of liquidated damages will in no event exceed the total of US $ * (US dollars-- *) in respect of any one Aircraft.

                  The Buyer's right to liquidated damages in respect of an Aircraft is conditional on the Buyer's submitting a written claim for liquidated damages to the Seller, as applicable, not later than (i) thirty (30) days after Delivery or (ii) thirty
                  (30) days after a termination under Clause 11.3 below.

11.2              Renegotiation

                  If as a result of an Inexcusable Delay, Delivery does not occur within six (6) months after the Delivery Period, the Buyer will have the right, exercisable by written notice to the Seller given between fifteen (15) days and one (1) month after the six (6) months, to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer's right to receive liquidated damages in accordance with Clause 11.1 during the period of Inexcusable Delay.

11.3              Termination

                  If as a result of an Inexcusable Delay, Delivery does not occur within twelve (12) months after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.3, then both parties will have the right, exercisable by written notice to the other party, given between one (1) and two (2) months after the twelve (12) months, to terminate this Agreement in respect of the affected Aircraft. In the event of termination pursuant to this Clause 11.2, neither party will have any claim against the other, except that the Seller will pay to the Buyer, any amounts due pursuant to Clause 11.1 and will pay the Buyer an amount equal to the Predelivery Payments received from the Buyer in respect of the affected Aircraft.

11.4              Setoff Payments

                  Notwithstanding anything to the contrary contained herein, the Seller will have the right to apply any and all sums previously paid by the Buyer to the Seller with respect to a terminated Aircraft to the payment of any other amounts the Buyer owes the Seller or any Affiliate thereof under any agreement between them, before being required to make any payments under 11.1 or 11.3.

11.5              REMEDIES

                  THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER ONE OR MORE AIRCRAFT UNDER THIS AGREEMENT, OTHER THAN (A) SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND *, THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL OR CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

12 -              WARRANTIES AND SERVICE LIFE POLICY

                  The Seller represents and warrants that the Manufacturer has provided to the Seller the following Warranty, Service Life Policy, Supplier Warranties and Interface Commitment with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller's rights and obligations as the "Buyer" under the said Warranty, Service Life Policy, Supplier Warranties and Interface Commitment, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

                  It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

12.1              WARRANTY

12.1.1            Nature of Warranty

                  Subject to the limitations and conditions as hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of delivery to the Buyer:

                  (i)      be free from defects in material,

                  (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

                  (iii)    be free from defects in  design (including,   without
                           limitation, selection of materials) having regard to the state of the art at the date of such design, and

                  (iv) be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

                  For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part that at the time of delivery of an Aircraft
                  (a) is installed on such Aircraft, (b) is manufactured to the detail design of the Seller or a subcontractor of it and (c) bears a part number of the Seller.

12.1.2            Exceptions

                  The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

                  (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

                  (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

12.1.3            Warranty Periods

                  The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within thirty-six (36) months after delivery of the affected Aircraft.

12.1.4            Limitations of Warranty

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller's expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Warranted Part. Alternatively, the Seller may, at its option and with the Buyer's consent, furnish a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Nothing herein contained will obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in a writing other than the Certificate of Acceptance at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.


12.1.4.2 In the event that the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the applicable period set forth in Clause 12.1.3, the Seller will also, if so requested by the Buyer in writing, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller will not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction and, rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.5            Warranty Claim Requirements

                  The Buyer's remedy and the Seller's obligation and liability under this Clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

                  (i) the existence of a defect covered by the provisions of this Clause 12.1,

                  (ii) the Buyer's having submitted to the Seller proof reasonably satisfactory to the Seller of the existence of a defect covered by the provisions of this Clause 12.1,

                  (iii)    the  defect's  having  become  apparent  within   the
                           applicable warranty period, as set forth in Clause 12.1.3,

                  (iv) the defect's not having resulted from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in Clause 12.1.10,

                  (v) the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.7, and

                  (vi)     the  Seller's   having   received  a  Warranty  Claim
                           fulfilling the conditions of and in accordance with the provisions of Clause 12.1.6 below.

12.1.6            Warranty Administration

                  The warranties set forth in Clause 12.1 will be administered as hereinafter provided:

                  (i)      Claim Determination

                           Warranty Claim determination by the Seller will be reasonably based on the claim details, reports from the Seller's representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

                  (ii)     Transportation Costs

                           Transportation costs associated with the sending of a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer. *.

                  (iii)    Return of an Aircraft

                           If an Aircraft must be returned to the Seller's facility or to a repair facility designated by the Seller for accomplishment of a warranted repair or correction, pursuant to a Warranty Claim, *.

                           If the Seller desires to accomplish a warranted repair or correction at the Buyer's facilities in Denver or wherever the Aircraft is located and the Buyer nevertheless desires to return the Aircraft to the Seller for such repair or correction, the Seller will designate the facility where the repair will be accomplished, and the Buyer will pay the costs of the ferry flights to and from such facility.

                  (iv)     On-Aircraft Work by the Seller

                           If the work to accomplish a repair or correction pursuant to a Warranty Claim must be accomplished by a Seller working party, the Seller will be responsible for all costs of labor and material *.

                           If such repair or correction is not required to be accomplished by a Seller working party, but the Buyer nevertheless desires a Seller working party to accomplish the same, the Seller will be responsible for all costs of labor and material *.

                           If the repair or correction is performed by a Seller working party, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

                  (v)      Warranty Claim Substantiation

                           For each claim under this Clause 12.1 the Buyer will give written notice to the Seller that contains at least the data listed below with respect to a part or Aircraft, as applicable ("Warranty Claim"). The Buyer will * give the Seller such Warranty Claim within sixty (60) days of discovering the defect giving rise to such Warranty Claim, *.

                           (a) Description of defect and action taken, if any.

                           (b)      Date of incident and/or of removal.

                           (c)      Description of the defective part.

                           (d)      Part number.

                           (e)      Serial number (if applicable).

                           (f) Position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in Clause 14 and Exhibit F hereto) as applicable.

                           (g) Total flying hours or calendar times, as applicable, at the date of appearance of a defect.

                           (h) Time since last shop visit at the date of defect appearance.

                           (i) Manufacturer's serial number of the Aircraft and/or its registration number.

                           (j) Aircraft total flying hours and/or number of landings at the date of defect appearance.

                           (k)      Claim number.

                           (l)      Date of claim.

                           (m) Date of delivery of an Aircraft or part to the Buyer.

                           Claims are to be addressed as follows:

                           AIRBUS INDUSTRIE
                           CUSTOMER SERVICE DIVISION SG-C
                           WARRANTY ADMINISTRATION
                           1, ROND-POINT MAURICE BELLONTE
                           B.P. 33
                           F-31707 BLAGNAC
                           FRANCE

                  (vi)     Replacements

                           Replacements made pursuant to this Clause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price Catalog. Replaced components, equipment, accessories or parts will become the Seller's property. The Seller will * to expedite replacement upon the Buyer's request.

                           Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

                  (vii)    Rejection

                           The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyer will (a) pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim and (b) pay the costs of transportation to the ASCO Spares Center in Ashburn, VA, insurance, and any other costs associated with the sending of any Warranted Part or any other item, equipment, component or part for which the Seller rejects the Buyer's Warranty Claim.

                  (viii)   Inspection

                           The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7            In-house Warranty

                  (i)      Authorization

                  The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Clause 12.1.7 ("In-house Warranty"). When the estimated cost of an In-house Warranty repair exceeds $* (US dollars-- *), the Buyer will notify the Seller's representative of its decision to perform any in-house repairs before such repairs are commenced. The Buyer's notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization.

                  (ii)     Conditions of Authorization

                  The Buyer will be entitled to the  benefits  under this Clause
                  12.1.7 for repair of Warranted Parts

                           (a) only if adequate facilities and qualified personnel are available to the Buyer,

                           (b) provided that repairs are to be performed in accordance with the Seller's written instructions set forth in applicable Technical Data and Documentation, and

                           (c) only to the extent specified by the Seller, or, in the absence of the Seller's specifying, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

                  (iii)    Seller's Rights

                  The Seller will have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Clause 12.1.6(ii), if, in the judgment of the Seller, the nature of the defect requires technical investigation.

                  The Seller will further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to its presence being practical and not unduly delaying the repair.

                  (iv)      n-house Warranty Claim Substantiation

                  Claims for In-house Warranty credit will be filed within the time period set forth in, and will contain the same information required in, Warranty Claims under Clause 12.1.6(v) and in addition will include:

                           (a) a report of technical findings with respect to the defect,

                           (b)      for parts required to remedy the defect:

                                    - part numbers,

                                    - serial numbers (if applicable),

                                    - description of the parts,

                                    - quantity of parts,

                                    - unit price of parts,

                                    - total price of parts,

                                    - related Seller's or third party's invoices
                                    (if applicable),

                           (c)      detailed number of labor hours,

                           (d)      agreed In-house Warranty Labor Rate (defined
                                     below in Clause 12.1.7(v) (a)), and

                           (e)      total claim value.

                  (v)      Credit

                  The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

                  (a) To determine direct labor costs, only manhours spent on disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part alone will be counted. Manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included. The manhours counted as set forth above will be multiplied by an agreed hourly labor rate of US$ * (US dollars--*) at economic conditions prevailing in January 1999 (the "In-house Warranty Labor Rate").

                           The In-house Warranty Labor Rate is subject to adjustment annually by multiplying by the ratio HEn/HEb. For the purposes of this Subclause 12.1.7(v) only, HEn is equal to the Labor Index defined in Exhibit G hereto for January of the year in which manhours are spent and HEb is equal to such Labor Index for January 1999.

                  (b) Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

                  (vi)     Limitation on Credit

                  The Buyer will in no event be credited for repair costs (labor and material) for any Warranted Part to the extent that such costs exceed

                  (a) sixty-five percent (65%) of the Seller's current catalog price for a replacement of such defective Warranted Part,

                  (b) repair costs (labor and material) that would have resulted if repairs had been carried out at the Seller's facilities or

                  (c) $* (US dollars-- *), unless the repair has been previously approved by the Seller in accordance with Clause 12.1.7(ii).

                  (vii)    Scrapped Material

                  The Buyer may, with the agreement of the Seller's Resident Customer Support Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                  If the Buyer does not obtain the agreement of the Seller's Resident Customer Support Representative to scrap a Warranted Part defective beyond economic repair, then the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either * days after the date of completion of repair or * days after submission of a claim for In-house Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within * days of receipt of the Seller's request to that effect.

                  Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer's file for at least the duration of the warranty periods set forth in this Clause 12.1.

                  (viii)   DISCLAIMER OF SELLER LIABILITY FOR BUYER'S REPAIR


                  THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES OTHER THAN THE MANUFACTURER AND THE
                  ASSOCIATED CONTRACTORS AND AFFILIATES OF THE FOREGOING, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (EACH AN "EXCLUDED PERSON"), FOR PERSONAL INJURIES, DEATH OR PROPERTY LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED OR ORDINARY NEGLIGENCE OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER, PROVIDED THAT THE FOREGOING INDEMNITY WILL NOT APPLY TO THE EXTENT THAT ANY SUCH CLAIM IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SELLER OR ANY EXCLUDED PERSON.

12.1.8            Warranty Transferability

                  The warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9            Warranty for Corrected, Replacement or Repaired Warranted Part

                  Whenever any Warranted Part that contains a defect for which the Seller is liable under Clause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty
                  Claim with respect to such defect will not be allowable, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part, unless such defective repair is caused solely by an error in the Seller's written repair instructions.

12.1.10            Good Airline Operation - Normal Wear and Tear

                  The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

                  The Seller's liability under this Clause 12.1 will not extend to normal wear and tear nor to

                  (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by any party in a manner other than that approved by the Seller;

                  (ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

                  (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

                  The foregoing limitation of the Seller's liability will not apply in the cases of Clause 12.1.10(i) and Clause 12.1.10(ii) above if the Buyer submits evidence satisfactory to the Seller that the defect did not arise from nor was contributed to by either of said causes.

12.2              SELLER SERVICE LIFE POLICY

12.2.1            Scope and Definitions

                  In addition to the warranties set forth in Clause 12.1 above, the Seller further agrees that should a Failure occur in any Item, then, subject to the general conditions and limitations set forth in Clause 12.2.4 below, the provisions of this Clause 12.2 will apply.

                  For  the   purposes  of  this  Clause  12.2,   the   following
                  definitions will apply:

                  (i) "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit C hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Clause 12.2.2.

                  (ii) "Failure" means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive or fleetwide basis.

12.2.2            Periods and Seller's Undertaking

                  Subject to the general conditions and limitations set forth in Clause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item is installed has completed * (*) flight cycles or within * (*) years after the delivery of the applicable Aircraft to the Buyer, whichever occurs first, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

                  (i) design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

                  (ii)     replace such Item.

12.2.3            Seller's Participation in the Cost

                  Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

                           C  (N  -  T)
                           ------------
                  P =           N

                  where

                  P:       financial participation of the Seller,

                  C: the Seller's then current sales price for the required Item or required Seller designed parts,

                  and,

                  (i)      T:       total number of flight cycles since delivery
                                    that have been accumulated by the particular
                                    Aircraft in which the Item subject to a Failure was originally installed,

                  and,

                           N:       * flight cycles,

                  or,

                  (ii)     T:       total  time  in months since delivery of the
                                    particular  Aircraft  in  which   the   Item
                                    subject  to   a   Failure   was   originally
                                    installed,

                  and,

                           N:       * months,



whichever of the foregoing clauses (i) and (ii) yields the lower ratio of:

                                     N  -  T

                                        N

12.2.4            General Conditions and Limitations

12.2.4.1 Notwithstanding Clause 12.2.3, the undertakings given in this Clause 12.2 will not be valid during the warranty period applicable to an Item under Clause 12.1.3.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

                  (i) The Buyer will maintain log books and other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3 above.

                  (ii)     The  Buyer  will  keep  the  Seller  informed  of any
                           significant   incidents   relating  to  an  Aircraft,
                           howsoever occurring or recorded.

                  (iii) The conditions of Clause 12.1.10 will have been complied with.

                  (iv) The Buyer will carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer's operational requirements and will be carried out at the Buyer's expense. Reports relating thereto will be regularly furnished to the Seller.

                  (v)      In the case of any breakage or defect, the Buyer will
                           * to report the same in writing to the Seller within *, after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4 In the event that the Seller has issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE
                  12.2  IN  RESPECT  OF  SUCH  CORRECTED  OR  REPLACEMENT  ITEM.
                  WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.


12.2.5            Transferability

                  Except as specifically provided for in Clause 20 of this Agreement, the Buyer's rights under this Clause 12.2 will not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

                  Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3              SUPPLIER WARRANTIES

12.3.1            Seller's Support

                  Prior to delivery of the first Aircraft, the Seller will provide the Buyer with the warranties, service life policies and patent indemnities that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2            Supplier's Default

12.3.2.1 In the event that any Supplier under any warranty obtained by the Seller pursuant to Clause 12.3.1 hereof defaults in the performance of any material obligation under such warranty with respect to a Supplier Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part except that, for obligations covered under Clause 12.1, the shorter of (i) the Supplier's warranty period indicated in the Supplier Product Support Agreements manual and (ii) the Seller's warranty period indicated in Clause 12.1.3 of this Agreement will apply.

12.3.2.2 In the event that any Supplier under any Supplier service life policy obtained by the Seller pursuant to Clause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit C hereto.

12.3.2.3 At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Supplier, with respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4              INTERFACE COMMITMENT

12.4.1            Interface Problem

                  If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if it is determined, after such due and reasonable investigation, that the Interface Problem was due to or caused by any act or omission of the Buyer in its performance of its obligations hereunder, the Buyer will pay to the Seller *. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2            Seller's Responsibility

                  If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Clause 12.1.

12.4.3            Supplier's Responsibility

                  If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4            Joint Responsibility

                  If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5            General

12.4.5.1 All requests under this Clause 12.4 will be directed both to the Seller and the affected Suppliers.

12.4.5.2 Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause
                  12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.5.

12.5              EXCLUSIVITY OF WARRANTIES

                  THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

                  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3) ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT RELATING TO OR A RISING OUT OF THIS CLAUSE 12;

(4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)      LOSS OF PROFITS AND/OR REVENUES;

(d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

                  THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY
                  REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

12.6              DUPLICATE REMEDIES

                  The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

                  Nothing contained in the foregoing Clause 12.5 will be interpreted to deprive the Buyer of its right to enforce the rights and remedies set forth in this Clause 12.

UNQUOTE

                  In consideration of the assignment and subrogation by the Seller under this Clause 12 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions.

                  THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

                  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3) ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT RELATING TO OR ARISING OUT OF THIS CLAUSE 12;

(4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

        (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT,COMPONENT,EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

        (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

        (c)      LOSS OF PROFITS AND/OR REVENUES;

        (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

                  THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY
                  REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

                  The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

                  Nothing contained in the foregoing Clause 12.6 will be interpreted to deprive the Buyer of its right to enforce the rights and remedies set forth in this Clause 12.

12.7              NEGOTIATED AGREEMENT

                  The Buyer specifically acknowledges that

                  (i) this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer;

                  (ii) the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

13 -              PATENT AND COPYRIGHT INDEMNITY
                  ------------------------------

                  The Seller represents and warrants that the Manufacturer has provided to the Seller the following indemnity against patent and copyright infringements with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller's rights and obligations as the "Buyer" under the said indemnity against patent and copyright infringements, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

                  It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

13.1              Indemnity

13.1.1 Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer and its officers, directors, agents and employees from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from a claim that the Airframe or any part or software installed therein at Delivery infringes

                  (i)      any British, French, German, Spanish or U.S.  patent;
                           and

                  (ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to

                        (1) the Chicago Convention on International Civil Aviation of December 7, 1944 and are each fully entitled to all benefits of Article 27 thereof, or,

                        (2) the International Convention for the Protection of Industrial Property of March 20, 1883 (the "Paris Convention"); and

                  (iii) in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a "work" under the Berne Convention.

13.1.2            Clause 13.1.1 will not apply to

                  (i)      Buyer Furnished Equipment;

                  (ii)     the Propulsion Systems;

                  (iii) parts supplied pursuant to a Supplier Product Support Agreement; or

                  (iv)     software not created by the Seller.


13.1.3 In the event that the Buyer, due to circumstances contemplated in Clause 13.1.1 is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will at its expense either

                  (i) procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

                  (ii) replace the infringing part or software as soon as possible with a noninfringing substitute.

13.2              Administration of Patent and Copyright Indemnity Claims


13.2.1 If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will

                  (i)      forthwith  notify  the  Seller,  giving   particulars
                           thereof;

                  (ii) furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

                  (iii) refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties,or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that paymentis accompanied by a denial of liability and is made without prejudice;

                  (iv) fully cooperate with, and render * assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

                  (v) * mitigate damages and/or to reduce the amount of royalties that may be payable, and to minimize costs and expenses.

13.2.2 The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller's opinion, it deems proper.

13.2.3 The Seller's liability hereunder will be conditional on the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

UNQUOTE

                  In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

                  THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

14 -              TECHNICAL DATA AND DOCUMENTATION



14.1              General

                  This Clause covers the terms and conditions for the supply of Technical Data and Documentation. The Technical Data and Documentation will be supplied in the English language using aeronautical terminology in common use.

14.2              Scope

                  Range, form, type, format, ATA/non-ATA compliance, revision and quantity of the Technical Data and Documentation are covered in Exhibit F hereto.

14.3              Delivery

                  The  Technical  Data  and   Documentation   and  corresponding
                  revisions to be supplied by the Seller will be sent to one address only as advised by the Buyer.

                  Technical Data and Documentation and their revisions will be delivered Free Carrier (FCA) Toulouse, France and/or Free Carrier (FCA) Hamburg, Germany, as determined by the Seller.

                  The delivery schedule of the Technical Data and Documentation will be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide forty (40) days' notice when requesting a change to the delivery schedule.

                  Subject to the Seller's performance of its obligations pursuant to Clause 7.3.5, the Buyer will coordinate and satisfy local Aviation Authorities needs for the Technical Data and Documentation.

                  Technical Data and Documentation will correspond to the Specification as defined six (6) months before delivery of each Aircraft. If the full Specification will not be introduced into a scheduled revision of the Technical Data and Documentation before delivery of any Aircraft, temporary revisions for outstanding Specification items will be issued. Such temporary revisions will remain in effect until incorporation of the full Specification into the Technical Data and Documentation for such Aircraft. Full incorporation will be effected by no later than eight (8) months after delivery of such Aircraft. The Seller will supply a list of the differences between the Specification and the Technical Data and Documentation at delivery of each Aircraft.

14.4              Revision Service

14.4.1            General

                  Unless otherwise specifically stated, revision service will be offered free of charge * . Mandatory changes will be incorporated into the Technical Data and Documentation at no charge for as long as * Aircraft is in service with the Buyer.

14.4.2            Service Bulletins (SB)


                  On the Buyer's request, Service Bulletin information will be incorporated into the Technical Data and Documentation for the Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The Buyer will make this request within * after the Seller issues a Service Bulletin. For Technical Data and Documentation relating to maintenance, the split effectivity for the corresponding Service Bulletin will remain in such Technical Data and Documentation until the Buyer notifies the Seller that it has accomplished the Service Bulletin on all applicable Aircraft. For Technical Data and Documentation relating to flight operations, only the pre- or post-Service Bulletin status will be shown in the Technical Data and Documentation. This clause will remain in effect so long as the Buyer has revision service.

This Clause applies only to the following Technical Data and Documentation: *

14.4.3            Customer Originated Changes

14.4.3.1          Customer  Originated  Changes  (COC) data may be  incorporated
                  into   the   following    customized    Technical   Data   and
                  Documentation:

                  - Aircraft Maintenance Manual
                  - Illustrated Parts Catalog
                  - Trouble Shooting Manual
                  - Wiring Manual (Schematics, Wirings, Lists)

                  COC data will be established by the Buyer according to the "Guidelines for Customer Originated Changes" issued by the Seller.

                  The COC data will be labeled "COC" to show that they are Buyer originated. The Seller will endeavor to incorporate COC data into the customized Technical Data and Documentation within two (2) revisions following the receipt of complete and accurate data for processing.

                  COC data will be incorporated by the Seller in all affected customized Technical Data and Documentation, unless the Buyer specifies in writing into which Technical Data and Documentation the COC data will be incorporated. The customized Technical Data and Documentation into which the COC data are incorporated will only show the Aircraft configuration that reflects the COC data and not the configuration before incorporation of the COC data.

14.4.3.2 The Buyer will ensure that any such COC data have received prior agreement from its local Aviation Authorities.

14.4.3.3          The  Buyer   hereby   acknowledges   and   accepts   that  the
                  incorporation of any COC into the Technical Data and Documentation issued by the Seller will be entirely at the Buyer's risk. Accordingly, the Seller will be under no liability whatsoever in respect of either the contents of any COC, including any omissions or inaccuracies therein, or the effect that the incorporation of such COC may have on the Technical Data and Documentation.

                  The Seller will not be required to check any COC data submitted for incorporation as aforesaid.

                  Further,   the  Buyer  acknowledges  full  liability  for  the
                  effects, including all related costs, that any COC may have on all subsequent Service Bulletins and modifications.

14.4.3.4 In the event that the Seller is required under any judgment or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of
                  incorporation  of   any   COC  into  the  Technical  Data  and
                  Documentation issued by the Seller, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses (including reasonable legal fees) incurred by the Seller in defending such claims, *.

                  The Seller's liability will in no event be affected by any communication, whether written or oral, that the Seller may make to the Buyer with respect to such documentation.

14.4.3.5 The Seller's costs with respect to the incorporation of any COC will be invoiced to the Buyer under conditions specified in ASCO's Customer Services Catalog in effect at the time of the Buyer's request for incorporation.

14.5              Supplier Equipment

                  Information relating to Supplier equipment that is installed on the Aircraft by the Seller will be included free of charge in the basic issue of the Technical Data and Documentation to the extent necessary for the understanding of the systems concerned.

                  The Buyer will supply or cause to be supplied to the Seller the data related to Buyer Furnished Equipment and to any other equipment not covered in the Seller's Standard Furnished Equipment definition at least * months before the scheduled delivery of the customized Technical Data and Documentation. The Buyer will supply these data in English.

                  The Seller will introduce into the basic issue of the Technical Data and Documentation the data related to Buyer Furnished Equipment. Costs for shipping these data will be the Buyer's responsibility.

14.6              Aircraft Identification Technical Data and Documentation


                  For the customized Technical Data and Documentation the Buyer agrees to the allocation of Fleet Serial Numbers (FSNs) in the form of a block of numbers selected in the range from 001 to 999.

                  The sequence will be interrupted only if two (2) different Propulsion Systems or different Aircraft models are selected.

                  The Buyer will indicate to the Seller the FSNs allocated to the Aircraft within * days after execution of this Agreement. The allocation of FSNs to Manufacturer's Serial Numbers (MSNs) will not constitute any proprietary, insurable or other interest of the Buyer in any Aircraft before delivery of and payment for Aircraft as provided in this Agreement.

                  The affected customized Technical Data and Documentation are:

                  - Aircraft Maintenance Manual
                  - Illustrated Parts Catalog
                  - Trouble Shooting Manual
                  - Wiring Manual (Schematics, Wirings, Lists)

14.7              Performance Engineer's Programs

                  Complementary to the standard Operational Manuals, covered in Exhibit F hereto, the Seller will provide to the Buyer Performance Engineer's Programs (PEPs) under license conditions defined in Exhibit F hereto.

14.8              CD-ROM


                  Certain Technical Data and Documentation are provided on CD-ROM under license conditions defined in Exhibit F hereto.

                  The  affected   Technical  Data  and   Documentation  are  the
                  following:

                  - Trouble Shooting Manual
                  - Aircraft Maintenance Manual
                  - Illustrated Parts Catalog

                  From time to time, the Seller may extend this list to include other Technical Data and Documentation and related license conditions specified by the Seller.

14.9              Warranty Disclaimer

                  The Seller represents that the Technical Data and Documentation are prepared in accordance with the state of the art at the date of their conception. Should any of the Technical Data and Documentation prepared by the Seller contain error or omission, the sole and exclusive liability of the Seller will be to take all reasonable and proper steps to, at its option, correct or replace any such Technical Data and Documentation. Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes addressed in Clause 14.4.3. The provisions of Clauses 12.5, 12.6 and
                  12.7 will apply to all Technical Data and Documentation.

14.10             Proprietary Rights

14.10.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data and Documentation will remain with the Seller. All Technical Data and Documentation are supplied to the Buyer for the Buyer's sole use.

                  These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.10.2 Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as express or implicit approval of the manufactured products. The supply of the Technical Data and Documentation will not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

15 -              FIELD ASSISTANCE


15.1              Seller's Service

                  The Seller will provide or cause to be provided at no charge to the Buyer the services described in this Clause 15, at the Buyer's main base or at other locations to be mutually agreed.

15.1.1 The Seller will provide a Resident Customer Support Manager starting at or about delivery of the first Aircraft and continuing for as long *.

15.1.2 The Seller will also provide the services of a team of Customer Support Representatives acting in an advisory capacity at the Buyer's main base starting at or about delivery of the first Aircraft for a total of * man-months. The actual number of Customer Support Representatives assigned to the Buyer at any one time will be mutually agreed, but will not be fewer than one (1) or more than three (3) persons.

15.1.3 The Seller has set up a global technical services network available for the nonexclusive use of operators of aircraft manufactured by the Manufacturer. The Buyer will have free access to this global network at any time in the course of its operation of the Aircraft. In particular, the Buyer will have access to the regional Customer Support Representatives closest to the Buyer's main base after the end of the period referred to above in Clause 15.1.1, or to cover for the temporary absence of the Customer Support Representative(s). A list of the contacts for the global technical services network, including the regional Customer Support Representatives, will be provided to the Buyer.

15.2              Customer Support Director

                  The Seller will provide the services of one (1) Customer Support Director based in Herndon, Virginia, to liaise between the Manufacturer and the Buyer on product support matters after signature of this Agreement for as long as the Buyer operates at least one (1) Aircraft.

15.3              Buyer's Service

15.3.1 For as long as the Customer Support Representative(s) specified in Clause 15.1.1 above remain(s) with the Buyer, the Buyer will furnish without charge secretarial assistance, suitable office space, office equipment and facilities in or conveniently near the Buyer's maintenance facilities *.

15.3.2 In accordance with the Buyer's regulations, the Buyer will provide at no charge to the Seller


                  (i) airline tickets * confirmed and guaranteed between the locations mentioned above in Subclause 15.1 and the international airport nearest Toulouse, France, that is on the Buyer's network for the Customer Support Representative(s) mentioned in Clauses 15.1.1 and 15.1.2; and

                  (ii) when said Customer Support Representative(s) are assigned away from the locations mentioned above in Clause 15.1 at the Buyer's request, transportation on a space-available coach class basis between the said locations and the place of assignment.

15.3.3 The parties will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

15.4              Representatives' Status

                  In providing the above technical service, the Seller's employees, including Customer Support Representative(s) and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the Buyer's employees or agents.

15.5              Temporary Assignment of Customer Support Representative
                  -------------------------------------------------------

                  The Buyer agrees that, subject to Clause 15.1.2, the Seller will have the right to transfer or recall any individual Customer Support Representative(s) on a temporary or permanent basis.

16 -              TRAINING AND TRAINING AIDS
                  --------------------------

16.1.             General

                  This Clause covers the terms and conditions for the supply of training and training aids for the Buyer's personnel to support the Aircraft operation.

16.2.             Scope

16.2.1 The range and quantities of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery of the Aircraft.

16.2.2 The contractual training courses, defined in Appendix A to this Clause 16, will be provided up to one (1) year after delivery of the last Aircraft.

16.2.3 In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort will be provided.

16.3.             Training Organization / Location

16.3.1 The Seller will provide the training at the Airbus Training Center in Miami, or * at of one of its affiliated training centers.

16.3.2 In the event of the nonavailability of facilities or scheduling imperatives making training by the Seller impractical, the Seller will make arrangements for the provision to the Buyer of such training support elsewhere, *.

16.3.3 Upon the Buyer's request the Seller may also provide certain training at one of the Buyer's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyer.

16.4              Training Courses

16.4.1 Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's personnel, are defined in the Seller's applicable Training Course Catalog and will be scheduled as mutually agreed upon during a training conference (the "Training Conference") to be held at least twelve (12) months prior to delivery of the first Aircraft.

16.4.2 The following terms will apply when training is performed by the Seller :

                  (i) Training courses will be the Seller's standard courses as described in the Seller's current Training Course Catalog. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses

                  (ii) The training curricula and the training equipment may not be fully customized. However, academic curricula may be modified to include the most significant aspects of the Specification (to the exclusion of Buyer Furnished Equipment) as known at the latest six (6) months prior to the date of the first training course planned for the Buyer. The equipment used for training of flight and maintenance personnel will not be fully customized; however, this equipment will be configured in order to obtain the relevant Aviation Authority's approval and to support the Seller's teaching programs.

                  (iii) Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be free-of-charge and will not be revised. Training data and documentation will be marked "FOR TRAINING ONLY" and as such will be supplied for the sole and express purpose of training.

                  (iv) Upon the request of the Buyer, the Seller will collect and pack for consolidated shipment to the Buyer's facility, all training data and documentation of the Buyer's trainees attending training at the Airbus Training Center in Miami, Florida. This training data and documentation will be delivered Free Carrier (FCA) Miami. It is understood that title to and risk of loss of the training data and documentation will pass to the Buyer upon delivery.

16.4.3 In the event the Buyer decides to cancel or reschedule a training course, a minimum advance notice of sixty (60) calendar days will be required. Any later cancellation or change, when courses cannot be allocated to other customers, will be deducted from the training allowances defined herein or will be charged to the Buyer, as applicable.

16.4.4 In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller will deliver to the trainees a certificate of completion at the end of any such training course. The Seller's certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

                  In the event that training is provided by a training provider selected by the Seller, the Seller will cause such training provider to deliver a certificate of completion at the end of any such training course. Such certificate will not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

16.5              Prerequisites

16.5.1 Training will be conducted in English and all training aids and materials are written in English using common aeronautical terminology. Trainees must have the prerequisite jet transport category experience as defined in Appendix B to this Clause 16.

                  It is clearly understood that the Seller's training courses are "Transition Training Courses" and not "Ab Initio Training Courses."

                  Furthermore, the Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2 The Buyer will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee's performance as a result of any training services provided.

16.5.3 Upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which will be at the Buyer's charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held during the Training Conference.

                  In the event the Seller should determine that a trainee lacks the required entry level, such trainee will, following consultation with the Buyer, be withdrawn from the program and will then be considered to be at the Buyer's disposal.

16.6.             Logistics

16.6.1            Trainees

16.6.1.1 When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a free-of-charge rental car for all of the Buyer's trainees at the beginning of the training course on the basis of one rental car per four maintenance, operations and cabin attendant trainees and one rental car per flight crew.

                  The Seller will provide rental cars from a nationally recognized vendor of its choosing with unlimited mileage and buy-back of collision damage waiver (CDW), and the Buyer will pay for gas, and fines, if any. However, the Buyer will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer's trainees occasioned during the course of such transportation.

16.6.1.2 When training is done at the Airbus Training Center in Blagnac, France, or Beijing, China, the Seller will provide free local transportation by bus for the Buyer's trainees to and from designated pick up points and the training center.

16.6.1.3 Living expenses for the Buyer's trainees are to be borne by the Buyer.

16.6.2            Training at External Location

16.6.2.1          Seller's Instructors

                  In the event that, at the Buyer's request, training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyer will reimburse the Seller for all the expenses, defined below in Clauses 16.6.2.2, 16.6.2.3, 16.6.2.4 and 16.6.2.5 related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.2          Living Expenses for the Seller's Instructors

                  Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, will include but will not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer will reimburse the Seller for such expenses on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel.

16.6.2.3          Air Travel

                  The Buyer will reimburse the Seller for the costs of the Seller's * the Buyer's designated training site and the Seller's training center.

16.6.2.4          Instructor's Material

                  The Buyer will reimburse the Seller for the cost of shipping the instructor's material needed to conduct such courses.

16.6.2.5          Buyer's Indemnity

                  The Buyer will be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller's training centers associated with the transportation services described above and will indemnify and hold the Seller harmless from such delay and any consequences arising therefrom.

16.6.2.6          Training Equipment Availability

                  Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller will be provided by the Buyer in accordance with the Seller's specifications.

16.7              Flight Operations Training

16.7.1            Flight Crew Training Course

16.7.1.1 The Seller will perform a flight crew transition training course program for the Buyer's flight crews, each of which will consist of one captain (1) and one (1) first officer, as defined in Appendix A to this Clause 16. The training manual used will be the Seller's Flight Crew Operating Manual.

16.7.1.2 The Buyer will use its delivered Aircraft for any required Aircraft in-flight training. This training will not exceed one
                  (1) session of one and a half (1.5) hours per pilot. When Aircraft in-flight crew training is performed in Blagnac, France, the Seller will provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in the present Agreement.

16.7.1.3 The Buyer will provide mutually agreed spare parts as required to support said Aircraft in-flight training and will provide insurance in line with Clause 16.12.

16.7.1.4 In all cases, the Buyer will bear all expenses such as fuel, oil and landing fees.

16.7.2.           Flight Crew Line Initial Operating Experience

16.7.2.1 In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller will provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

16.7.2.2 The Buyer will reimburse the expenses for each such instructor in accordance with Clause 16.6.2. Additional pilot instructors can be provided at the Buyer's expense and upon conditions to be mutually agreed upon.

16.7.3            Cabin Attendants' Familiarization Course

                  The Seller will provide cabin attendants' course(s) to the Buyer's cabin attendants, as defined in Appendix A to this Clause 16.

                  The cabin attendants' course, when incorporating the features of the Aircraft, can be given at the earliest two (2) weeks before the delivery date of the first Aircraft.

16.7.4            Performance / Operations Course

                  The Seller will provide performance/operations training for the Buyer's personnel as defined in Appendix A to this Clause 16.

                  The available courses are listed in the Seller's applicable Training Course Catalog.

16.8              Maintenance Training

16.8.1 The Seller will provide maintenance training for the Buyer's ground personnel as defined in Appendix A to this Clause 16.

                  The available courses are listed in the Seller's applicable Training Course Catalog.

16.8.2            On-the-Job Training

                  Upon the Buyer's request, the Seller may be consulted to identify competent outside organizations to provide on-the-job training, which will be at the Buyer's charge.

16.8.3            Line Maintenance Initial Operating Experience Training

                  In order to assist the Buyer during the entry into service of the Aircraft, the Seller will provide to the Buyer maintenance instructor(s) at the Buyer's base as defined in Appendix A to this Clause 16.

16.8.3.1 This line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of paper and/or electronic documentation, and/or any other activities which may be deemed necessary after delivery of the first Aircraft.

16.8.3.2          The Seller will pay the expenses for said instructor(s).
                  Additional maintenance instructors can be provided at the Buyer's expense.

16.9              Supplier and  Engine Manufacturer Training

                  A copy of the Supplier Training Catalogue, listing the suppliers that provide training, will be supplied to the Buyer on request.

16.10             Training  Aids  and  Materials  for   the   Buyer's   Training
                  Organization


16.10.1 The Seller will provide to the Buyer the Airbus Computer Based Training (CBT) System, training aids and material, as used in the Seller's training centers, free of charge as defined in Appendix A to this Clause 16.

                  The Airbus CBT System, training aids and material supplied to the Buyer will be similar to those used in the Manufacturer's training centers for the training provided for the Buyer. The Seller has no obligation to cause the Manufacturer to revise the Airbus CBT System.

16.10.2           Delivery

16.10.2.1 The Seller will deliver to the Buyer the Airbus CBT System, training aids and materials as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training Conference.

16.10.2.2 Those items supplied to the Buyer pursuant to Clause 16.10.1 above will be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items will pass to the Buyer upon delivery.

16.10.2.3 All costs related to transportation and insurance of said items from the FCA point to the Buyer's facilities will be at the Buyer's expense.

16.10.3           Installation

16.10.3.1 Upon the Buyer's request, the Seller may assist the Buyer with the initial installation of the Airbus CBT System at the Buyer's facility following notification in writing that the various components, which are in accordance with specifications defined in the Airbus CBT Technical Catalog, are ready for installation and available at the Buyer's facility.

16.10.3.2 The Buyer will provide any and all the necessary hardware on which the Airbus CBT System will be installed and Seller will not be responsible for any incompatibility of such hardware with the Airbus CBT System.

16.10.3.3 The Airbus CBT System will be installed by the Buyer's personnel who have completed the Airbus CBT training, and the Seller will be held harmless from any damage to person and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT System by the Buyer's personnel.

16.10.3.4 The Buyer will reimburse the expenses in accordance with Clause 16.6.2, for the Seller's personnel required at the Buyer's facility to conduct Airbus CBT Training and/or provide installation assistance.

16.10.4           License

16.10.4.1 The Seller will grant the Buyer a license to use the Airbus CBT System, as defined in Appendix C to this Clause 16.

16.10.4.2 Supply of additional sets of courseware supports, as well as any extension to the license for such courseware, will be subject to terms and conditions to be mutually agreed.

16.10.5 The Seller will not be responsible and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the training aids and materials at the Buyer's facilities.

16.11             Proprietary Rights

                  The Seller's training data and documentation, Airbus CBT System, training aids and material are proprietary to the Manufacturer and its suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training in whole or in part, to any third party without the prior written consent of the Seller.

16.12             Indemnification and Insurance

                  Indemnification  provisions  additional  to  those  in  Clause
                  16.6.2.5 and insurance requirements are as set forth in Clause 19.

                                                         APPENDIX A TO CLAUSE 16

                               TRAINING ALLOWANCE

1.                FLIGHT OPERATIONS TRAINING

1.1               Flight Crew Training

                  The  Seller  will  provide   flight  crew  training   (regular
                  transition or CCQ as applicable) free of charge for * of the Buyer's flight crews. *.

1.2               Flight Crew Line Initial Operating Experience

                  The Seller will provide to the Buyer pilot instructor(s) for one (1) pilot instructor month to assist with flight-crew initial operating experience.

                  The maximum number of pilot instructors present at any one time will be limited to two (2) pilot instructors.

1.3               Cabin Attendants' Familiarization Course

                  The Seller will provide to the Buyer cabin attendants' training free of charge for twenty-four (24) of the Buyer's cabin attendants.

1.4               Performance/Operations Course(s)

                  The Seller will provide to the Buyer two hundred (200) trainee days of performance/operations training free of charge for the Buyer's personnel.

                  The  above   trainee   days  will  be  used   solely  for  the
                  performance/operations training courses as defined in the Seller's applicable Training Course Catalog.

                                                         APPENDIX A TO CLAUSE 16

2.                MAINTENANCE TRAINING

2.1               Maintenance Training Courses

                  The Seller will provide to the Buyer * trainee days of maintenance training free of charge for the Buyer's personnel.

                  These trainee days will be used solely for the Maintenance training courses as defined in the Seller's applicable Training Course Catalog. The number of Engine Run-up courses will be limited to one (1) course for three (3) trainees per Aircraft.

2.2               Line Maintenance Initial Operating Experience Training

                  The Seller will provide to the Buyer maintenance instructor(s) at the Buyer's base free of charge for a period of * weeks.

3.                TRAINEE DAYS ACCOUNTING

                  Trainee days are counted as follows:

                  - For instruction at the Seller's training centers, one (1) day of instruction for one (1) trainee equals one (1) trainee day, and the number of trainees at the beginning of the course will be counted as the number of trainees considered to have taken the course.

                  - For instruction outside of the Seller's training centers, one (1) day of secondment of one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days.

4.                TRAINING AIDS AND CBT SYSTEM FOR BUYER'S TRAINING ORGANIZATION

4.1 The Seller will provide the Buyer with the following training aids:

                  - * sets of cockpit color paper panel drawings (scale 1/1) and one (1) reproducible CD ROM

                  - * set of cockpit color paper panel drawings (scale1/2) and one (1) reproducible CD ROM

4.2 The Seller will provide to the Buyer one (1) "Airbus CBT System," defined in Clause 2.1.3 of Appendix C hereto, related to the Aircraft. The Seller will also provide free of charge updates to courseware in Clause 4.2 below when developed by the Manufacturer, for five (5) years after initial delivery of the courseware.

                  The Airbus CBT System supplied to the Buyer will consist of

                  -  one (1) Airbus CBT installation/utilization guide

                  - one (1) set of CD-ROM with run time software related to the delivered courseware.

                  For Flight Operations Training

                  The A320 Family flight crew Airbus CBT courseware will be delivered with - one (1) set of CD ROM with Airbus CBT courseware files, including ADOPT/ACOPI tools - one (1) set of Training Interface for Performance and Weight and Balance (TIPWB)

                  For Maintenance Training

                  The A320 Family maintenance Airbus CBT courseware will be delivered with - one (1) set of CD ROM with Airbus CBT courseware files - one (1) set of training documentation master, whenever applicable - one (1) set of menu listings - six (6) sets of videodisks, whenever applicable



                                                         APPENDIX B TO CLAUSE 16

                        MINIMUM RECOMMENDED QUALIFICATION

                      IN RELATION TO TRAINING REQUIREMENTS

                          (Regular Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate regulatory agency or the specific airline policy of the trainee demand greater or additional requirements, they will apply as prerequisites.

-                 CAPTAIN prerequisites
                  ---------------------

                  .  Fluency in English

                  . 1500 hours minimum flying experience as pilot . 1000 hours experience on FAR/JAR 25 aircraft

                  . 200 hours experience as airline, corporate pilot or military pilot . Must have flown transport type aircraft, as flying pilot, within the last 12 months.

-                 FIRST OFFICER prerequisites
                  ---------------------------

                  .  Fluency in English

                  . 500 hours minimum flying experience as pilot of fixed wing aircraft . 300 hours experience on FAR/JAR 25 aircraft . 200 hours flying experience as airline pilot or a corporate pilot or military pilot . Must have flown transport type aircraft, as flying pilot, within the last 12 months.

                  For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow

                  (i) an adapted course (example: if not fluent in English, an adapted course with a translator), or

                  (ii) an Entry Level Training ELT) program before entering the regular or the adapted course.

                  Such course(s), if required, will be at the Buyer's expense.

-        MAINTENANCE PERSONNEL prerequisites

                  .  Fluency in English

                  .  Experience  on first or  second  generation  jet  transport
                     category   aircraft.   Knowledge   of  digital  techniques,
                     including ARINC 429, for electrics / avionics specialists.

If this criterion is not met the trainee must follow a Basic Digital Course.

                                                         APPENDIX C TO CLAUSE 16


                LICENSE FOR USE OF AIRBUS COMPUTER BASED TRAINING

1.       GRANT

         The Seller grants the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus CBT System for the term (defined in Clause 4 below) of this license (the "License").

2.       DEFINITIONS

2.1 For the purpose of this Appendix C to Clause 16, the following definitions will apply :


2.1.1 "Airbus CBT Courseware" means the programmed instructions that provide flight crew and maintenance training.

2.1.2 "Airbus CBT Software" means the system software that permits the use of the Airbus CBT Courseware.

2.1.3 "Airbus CBT System" means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

2.1.4 "Student/Instructor Mode" means the mode that allows the user to run the Airbus CBT Courseware.

2.1.5 "Airbus CBT Training" means the training enabling the Buyer to load and use the Airbus CBT System.

2.2 For the purpose of clarification, it is hereby stated that all related hardware required for the operation of the Airbus CBT System is not part of the Airbus CBT System and will be procured under the sole responsibility of the Buyer.

3.       COPIES

3.1 The Buyer will be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer's workstations. In such cases, the Buyer will advise the Seller in writing stating the number and purpose of any copies made. Any other copying is strictly prohibited.

3.2 The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software.

4.       TERM

         The rights under this License will be granted to the Buyer for as long as the Buyer operates the aircraft model to which the Airbus CBT Software and the Airbus CBT courseware apply. When the Buyer stops operating said Aircraft model, the Buyer will return the Airbus CBT System and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned all existing copies.

5.       PERSONAL ON-SITE LICENSE

5.1      The above  described  License is  personal  to the Buyer for use of the
         Airbus  CBT  System   within  the  Buyer's   premises   only,   and  is
         nontransferable and nonexclusive.

5.2 The Buyer may not (i) distribute or sublicense any portion of the Airbus CBT System, (ii) modify or prepare derivative works from the Airbus CBT Software, (iii) publicly display visual output of the Airbus CBT Software, or (iv) transmit the Airbus CBT Software electronically by any means.

6.       CONDITIONS OF USE

6.1      Use of the Airbus CBT Software

         For the student delivery mode, the Buyer will use the Airbus CBT Software for the exclusive purpose of

         (i) including students on the roster for one or several courses syllabi in order to follow students' progression,

         (ii) rearranging course syllabi or creating new ones using available courseware modules, it being understood that the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.


6.2      Use of the Airbus CBT Courseware

         The Buyer will use the Airbus CBT Courseware for the exclusive purpose of performing training instructions for its personnel, or for third party personnel contracted to perform work on the Aircraft on behalf of the Buyer. Such training will be performed at the Buyer's facility or at a subcontractor's facility provided it is conducted by the Buyer's personnel.

7.       PROPRIETARY RIGHTS AND NONDISCLOSURE

         The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and will remain with the Seller or its suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer will not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

         The Buyer acknowledges the Manufacturer's proprietary rights in the Airbus CBT System and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer's personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the License.

8.       LIMITED WARRANTY

8.1 The Seller warrants that the Airbus CBT System is prepared in accordance with the state of the art at the date of its conception. Should the Airbus CBT System be found to contain any nonconformity or defect, the Buyer will notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this Clause 8.1 of the Airbus CBT License will be to correct the same at its own expense.

 8.2     WAIVER, RELEASE AND RENUNCIATION

         THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE INCLUDING BUT NOT LIMITED TO:

(A)      ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR IN TORT AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)      ANY OBLIGATION,  LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR   DAMAGE
         TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

         THE SELLER WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE.

         Nothing contained in the foregoing Clause 8.2 will be interpreted to deprive the Buyer of its right to enforce the rights and remedies set forth in this License.

17 -              EQUIPMENT SUPPLIER PRODUCT SUPPORT
                  ----------------------------------

17.1              Equipment Supplier Product Support Agreements

17.1.1 The Seller has obtained Supplier Product Support Agreements transferable to the Buyer from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2 These agreements are based on the "World Airlines and Suppliers Guide" and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

                  (i) Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will (a) be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 of this Agreement,
                           (b) include revision service, and (c) be published in the English language. The Seller recommends that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Supplier's proprietary interests.

                  (ii) Warranties and guarantees, including Suppliers' standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures.

                  (iii) Training to ensure efficient operation, maintenance and overhaul of the Suppliers' items for the Buyer's instructors, shop and line service personnel.

                  (iv) Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries.

                  (v) Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2              Supplier Compliance

                  The Seller will monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and will take action together with the Buyer if necessary.

17.3              Supplier Part Repair Stations

17.3.1            The   Manufacturer   has   developed   with  the  Suppliers  a
                  comprehensive network of repair stations in North America for those Supplier Parts originating from outside this territory.

                  As a result, most Supplier Parts are repairable in North America, and corresponding repair stations are listed in the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

                  The Seller undertakes that the Supplier Parts that have to be forwarded for repair outside North America will be sent back to the Buyer with proper tagging as required by the FAA.

17.3.2 The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges as specified in the relevant Supplier Product Support Agreements to be offered to the Buyer.

18 -              BUYER FURNISHED EQUIPMENT
                  -------------------------

18.1              Administration

18.1.1 Without additional charge and in accordance with the Specification, the Seller will cause the Manufacturer to provide for the installation of the BFE, provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

                  The Seller will cause the Manufacturer to advise the Buyer of the dates by and location to which, in the planned release of engineering for the Aircraft, the Manufacturer requires a written detailed engineering definition. This description will include the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

                  The Seller will also provide the Buyer in due time with a schedule of dates and shipping addresses for delivery of BFE and (when requested by the Seller) additional spare BFE to permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

                  The Buyer will also provide, when requested by the Manufacturer, at Aerospatiale works and/or at DASA works, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system ("Regime de l'entrepot industriel pour fabrication coordonnee" or "Zollverschluss") without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) (as defined in the April 1990 edition of publication No. 460, published by the International Chamber of Commerce), to

                  AEROSPATIALE MATRA S.A.
                  316 Route de Bayonne
                  31300 TOULOUSE
                  FRANCE

                  or

                  DAIMLER CHRYSLER AEROSPACE AIRBUS GmbH
                  Division Hamburger Flugzeugbau
                  Kreetslag 10
                  21129 HAMBURG
                  FEDERAL REPUBLIC OF GERMANY

                  as provided in Clause 18.1.1.

18.1.3 If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the delivery date of the Aircraft, the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such a case the Seller will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of delay and product support commitments for such items.

18.2              Requirements

                  The Buyer is responsible for, at its expense, and warrants that BFE will (i) be manufactured by a qualified supplier,
                  (ii) meet the  requirements  of the applicable  Specification,
                  (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the Aviation Authorities delivering the Certificate of Airworthiness for Export and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will be entitled to refuse any item of BFE that is incompatible with the Specification, the engineering definition mentioned in the second paragraph of Clause 18.1.1 or the certification requirements.

18.3              Buyer's Obligation and Seller's Remedies

18.3.1            Any delay or failure in

                  (i) furnishing the BFE in serviceable condition at the requested delivery date,

                  (ii) complying with the warranty in Clause 18.2 or in providing the descriptive information or service representatives mentioned in Clause 18.1.1, or

                  (iii) in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, including, in particular, the costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2 In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,

                  (i) the Seller may, after consultation with the Buyer, select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

                  (ii) if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of the date pursuant to Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied,whereon the Seller will be relieved of all obligations to install such equipment

18.4              Title and Risk of Loss

                  Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

19-               Indemnities and Insurance

19.1              Seller's Indemnities

                  The Seller will be solely liable for and will indemnify and will hold the Buyer, its directors, officers, agents or employees, harmless against all losses, liabilities, costs, expenses and damages, including court costs and reasonable attorneys' fees ("Losses"), arising from

                  (i) claims for injuries to, or deaths of, the Seller's, Manufacturer's or any Associated Contractor's respective directors, officers, agents or employees, or loss or damage to property of the Seller,
                           Manufacturer or any Associated Contractor or their respective employees when such losses occur during or are incidental to (a) the Buyer's exercise of its inspection rights under Clause 7, (b) the Technical Acceptance Process described in Clause 8, (c) the provision of Field Assistance pursuant to Clause 15 or (d) the provision of training pursuant to Clause 16, and

                  (ii) claims for injuries to or deaths of third parties, or loss of property of third parties, occurring during, or incidental to (a) the Buyer's exercise of its inspection rights pursuant to Clause 7 or (b) the Technical Acceptance Process described in Clause 8, provided that such Losses do not result from the gross negligence or willful misconduct of the Buyer, its directors, officers, agents or employees.

19.2              Buyer's Indemnities

                  The Buyer will be solely liable for and will indemnify and will hold the Seller, the Manufacturer, each of the Associated Contractors and their respective subcontractors, Affiliates of the Seller, the Seller's representatives, and the respective assignees, directors, officers, agents, and employees of each of the foregoing, harmless against all Losses arising from

                  (i) claims for injuries to or deaths of the Buyer's directors, officers, agents or employees, or loss or damage to property of the Buyer or its employees, when such losses occur during or are incidental to
                           (a) the Buyer's exercise of its inspection rights under Clause 7; (b) the Technical Acceptance Process described in Clause 8, (c) the provision of Field Assistance pursuant to Clause 15, or (d) the provision of training pursuant to Clause 16; and

                  (ii) claims for injuries to or deaths of third parties, or loss of property of third parties, where such losses occur during or incidental to (a) the provision of Field Services under Clause 15 or (b) arise out of the provision of training pursuant to Clause 16, provided that such Losses do not result from the gross negligence or willful misconduct of the Seller.

19.3              Notice and Defense of Claims

                  (i) If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the "Indemnitee") for damages for which liability has been assumed by the other party under this Clause 19, (the "Indemnitor"), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor.

                  (ii) In the event that the Indemnitor fails or refuses to assume the defense of any claim or lawsuit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or lawsuit as it deems prudent and will have a claim over against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys' fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee's claim based on the reasonableness of any settlement.

19.4              Insurance

                  (i) Each party will maintain adequate insurance to support its undertakings under this Clause 19, and will bear any deductible amounts set forth in the applicable policies. With respect to Clause 19.1(i) and 19.2(i), the Buyer and the Seller will each provide a certificate of insurance, if requested by the other party, prepared by an insurance broker licensed and skilled in the field of aviation insurance, in English and containing such specifics as the requesting party may reasonably demand.

                  (ii) With respect to the Buyer's undertaking in Clause 19.2(ii), the Buyer will

                           (a) cause the Seller, its Affiliates, the Manufacturer, each of the Associated
                                    Contractors     and     their     respective
                                    subcontractors,   Seller's  representatives,
                                    and  the  respective  assignees,   officers,
                                    directors,   agents  and  employees  of  the
                                    foregoing,   to  be  named   as   additional
                                    insureds   under   the   Buyer's   liability
                                    policies;

                           (b) obtain and cause the carriers of its hull all risks and hull war risk policies to waive all rights of subrogation against the Seller, its Affiliates, the Manufacturer, each of the Associated Contractors, Seller's representatives and the respective assignees, officers, directors, agents and employees of the foregoing; and

                           (c) not less than seven (7) Working Days before the commencement of training to be provided under Clause 16, furnish to the Seller certificates of insurance, in English, from a licensed insurance broker skilled in the field of aviation insurance, certifying that

(1) the requirements of the foregoing Clauses 19.4 (ii)(a) and (b) have been met;

(2)      the limits and insurance periods of each applicable policy;

(3) the applicable policies are primary and noncontributory to any other insurance maintained by the Seller;

(4)      the applicable policies contain a cross-liability provision; and

(5)      the  insurance  coverage  will not become  ineffective,   canceled,  or
         materially decreased or changed except on seven(7)Working Days' notice to the Seller.

20 -              ASSIGNMENTS AND TRANSFERS
                  -------------------------

20.1              Successors and Assigns

                  Subject to the provisions of this Clause 20, this Agreement will inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement may not be assigned in whole or in part by either party without the prior written consent of the other, except as specifically provided herein.

20.2              Assignments and Transfers by the  Seller
                  ----------------------------------------

20.2.1            Seller Designations

                  The Seller may at any time, with notice to the Buyer, designate the Manufacturer, ASCO, any Associated Contractor or any Affiliate of the Seller, or any particular facilities or particular personnel of each, to be responsible for, and/or to provide the goods and services to be provided or performed under this Agreement. No such designation will release the Seller from any of its obligations hereunder.

20.2.2            Seller Assignments

                  The Seller may at any time assign any of its rights to receive money, and any of its duties to effect sale and delivery of the Aircraft, or any of its responsibilities, duties or obligations to perform any other obligations hereunder, to the Manufacturer, any of the Associated Contractors, ASCO or any Affiliate of the Seller, the Manufacturer, the Associated Contractors or ASCO. No such assignment will release the Seller from any of its obligations hereunder.

20.2.3            Transfer of Rights and Obligations upon Reorganization

                  If at any time until the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganized or the legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyer to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) ("Newco") as contemplated below, the Seller will promptly notify the Buyer of its wish.

                  In such event, the Seller may request the Buyer to enter into a novation agreement and/or other agreement having the same effect whereby the Seller's rights and obligations under this Agreement are novated or transferred in favor of Newco. Upon receipt of such request, the Buyer will enter into a novation agreement and/or other appropriate agreement, provided that the Buyer's rights and obligations under this Agreement are not materially adversely affected by such novation and/or other agreement. *.

                  Until any such novation agreement/other appropriate documentation has come into effect, this Agreement will remain in full force and effect, and each party will act diligently and in good faith to implement the novation agreement and/or other appropriate documentation as soon as practicable after Newco has come into existence.

20.3              Assignments by the Buyer

20.3.1            Assignment on Sale, Merger or Consolidation

                  *

20.3.2            Assignment to Affiliate

                  The Buyer may assign its rights and obligations hereunder with respect to one or more Aircraft to any of its Affiliates, provided that (i) such Affiliate has executed an assumption agreement, in form and substance satisfactory to the Seller, agreeing to assume all of the Buyer's obligations under this Agreement, and (ii) the Buyer remains obligated to the Seller under this Agreement as though the assignment had not taken place.

20.3.3            Assignments for Financing Purposes

                  (i) At or following delivery, the Buyer will be entitled to assign its rights and obligations under Clauses 12, 13 and 17 hereof to any provider of financing with respect to one or more Aircraft, to the extent that such Clauses apply to the Aircraft that are being financed, as security for the Buyer's obligations with respect to such financing, provided that such assignment does not, in the Seller's reasonable judgment, adversely affect the Seller's rights hereunder.

                  (ii) The Buyer will be entitled to assign its rights to take title to one or more Aircraft at delivery, and its rights and obligations under Clauses 12, 13, 17 and this Clause 20, to the extent such Clauses apply to the Aircraft being delivered, to a trust or other special purpose entity, in each case in connection with the financing of one or more Aircraft, provided that the assignment does not, in the Seller's reasonable judgment, adversely affect the Seller's rights hereunder.

20.3.4            Post-Delivery Sale or Lease

                  The Seller agrees that, upon the post-delivery sale or lease of an Aircraft (including a sale or lease for financing purposes) all of the Buyer's rights and obligations remaining at the time of such sale or lease under Clauses 12, 13, and 17 of this Agreement and this Clause 20.3.4 with respect to the affected Aircraft will inure to the benefit of the transferee upon delivery to the Seller of notice of such sale or lease and written agreement by the transferee, in form and substance satisfactory to the Seller, to be bound by the terms thereof.

20.3.5            Seller's Cooperation with Financing

                  The Seller agrees to cooperate with the Buyer's financing of the Aircraft by providing written consents, legal opinions and such other documents as the Buyer or its lender may reasonably request.

21 -              TERMINATION FOR CERTAIN EVENTS
                  ------------------------------

21.1              Buyer Termination Events

21.1.1 Each of the following will constitute a "Buyer Termination Event" under this Agreement and immediately upon the occurrence of a Buyer Termination Event, the Buyer will notify the Seller of such occurrence in writing as provided in Clause
                  22.2 hereof, provided, however, that any failure by the Buyer to notify the Seller will not prejudice the Seller's rights hereunder:

                  (1) The Buyer or any of its Affiliates commences any case, proceeding or other action with respect to the Buyer or any of its Affiliates in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from creditors, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts (a "Buyer Insolvency Proceeding") or any other party commences a Buyer Insolvency Proceeding against the Buyer or any of its Affiliates and such Insolvency Proceeding remains unstayed, undismissed or undischarged for * days.

                  (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its Affiliates for all or substantially all of its assets, and such action remains unstayed, undismissed or undischarged for * days, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

                  (3) An action is commenced against the Buyer or any of its Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for * days.

                  (4) The Buyer or any of its Affiliates becomes insolvent or fails generally to pay its debts as they become due.

                  (5) The Board of Directors (or other governing corporate body) of the Buyer directs or authorizes the Buyer's management to commence negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness which it would otherwise not be able to pay as it falls due.

                  (6) The Buyer or any permitted assignee or transferee of the Buyer fails to make any payment of a deposit, Predelivery Payment, Final Contract Price or amount due for Initial Provisioning when such payment comes due.

                  (7) The Buyer or any of its Affiliates fails to make any other payment when due under this Agreement or under any other agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates within * of receiving notice from Seller that such payment is due.

                  (8)      The Buyer  defaults in its  obligations  under Clause
                           9.2 of this Agreement to take delivery of an Aircraft which is Ready for Delivery and has been duly tendered to the Buyer, which failure will be deemed to be a rejection of the Aircraft without warrant.

                  (9) The Buyer defaults in the observance or performance of any material covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer and the Seller and, if such breach or default is capable of being cured, such breach or default is not cured within any specified cure period, or if no cure period is specified, within * of receiving notice of such breach or default.

21.1.2 In the event of any Buyer Termination Event the Seller will have the right to elect one or more of the remedies in this Clause 21.1.2. The Seller's remedies will specifically include, without limitation, the right by written notice to the Buyer, effective immediately, to (i) suspend its performance under this Agreement and under any other agreements between the Buyer and the Seller; (ii) terminate this Agreement or any other agreement between the Buyer and the Seller with respect to any or all Aircraft or aircraft, equipment, services, data and other items undelivered or unfurnished on the effective date of such termination; (iii) reschedule the Delivery Date of any and all Aircraft remaining to be delivered under this Agreement as of the date of the occurrence of the Buyer Termination Event; (iv) reschedule delivery of any and all aircraft remaining to be delivered under any other agreement between the Buyer and the Seller as of the date of the occurrence of the Buyer Termination Event; and (v) in the event of termination of this Agreement, retain, as damages for breach and not as a penalty, an amount equal to
                  (a) all Predelivery Payments previously received by the Seller from the Buyer under this Agreement in respect of the Aircraft terminated, (b) any other advance payments to the Seller made theretofore under this Agreement or any other agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates in respect of the Aircraft terminated, and (c) any other amounts agreed to between the Buyer and the Seller pursuant to this Agreement in respect of the Aircraft terminated.

                  The Seller will have the right to elect one or more of the foregoing remedies, and exercise of any one or more of such remedies will not be deemed a waiver of any other remedy or remedies provided herein or under applicable law.

21.2              Seller Termination Events

                  *.

21.3              Insecurity Events

21.3.1 Each of the following will constitute an "Insecurity Event" and any remedies therefor provided in this Clause 21.3 will be without prejudice to and will be in addition to, and not as a substitute for any rights the Seller may have, at law or as set forth in Clause 21.1 hereof, to terminate this Agreement:

                  (1) With respect to any credit or lease financing facility or similar agreement, including but not limited to any agreement signed subsequent to the date hereof, for the lease or use of aircraft, either
                           (i) the commitment to lend, finance or lease, as the case may be, is terminated (other than by the Buyer or for reasons unrelated to the financial condition or performance of the Buyer) or (ii) a financial covenant thereunder is breached and such breach is not waived or cured within *.

                  (2) The Buyer or any of its Affiliates fails to make any payments as they become due to or for the benefit of the Propulsion Systems manufacturer or an A320 family operating lessor, under their respective agreements, provided that the applicable cure period, if any, has expired.

                  (3) The Buyer is involuntarily removed from active membership and participation in any airline clearinghouse (or any substitute or replacement arrangement), or the Buyer is placed on a cash basis by such clearinghouse (or such substitute or replacement arrangement), in either case as a result of the Buyer's failure to meet financial tests mandated by such clearinghouse or to make payments to or for the benefit of such clearinghouse when due.

                  (4) The Buyer defaults in (i) the payment of principal or interest under one or more agreements for borrowed money and/or (ii) the payment of rent or indemnities under one or more lease agreements that, in the aggregate, have a principal amount of $* (US dollars-- *) or more (determined in the case of borrowed money by the amount outstanding and, in the case of a lease, by the present value of the remaining rent payable thereunder discounted at * when the same becomes due, if such nonpayment either allows or results in the acceleration of such indebtedness.

                  (5) At the end of each calendar month, the Buyer fails to have a minimum of $* (US dollars-- *) of liquidity resources represented by the aggregate of the following:  (a) any unencumbered  cash balances,  (b)
                           any trade receivables created by the Buyer in the ordinary course of business that have been outstanding for fewer than * days and that are current, due and payable within * days and against which no provisions have been made by the Buyer and
                           (c) any unused lines of credit available to the Buyer from reputable financial institutions on which, under the terms of the applicable credit agreement, the Buyer is then eligible to draw.

21.3.2 Within * of the occurrence of an Insecurity Event, the Buyer will notify the Seller of such occurrence in writing and by courier or facsimile (in either case in accordance with the notice provisions of this Agreement), provided however, that any failure by the Buyer to notify the Seller will not prejudice the Seller's rights hereunder.

21.3.3 Upon receipt of notice from the Buyer under Clause 21.3.2, or on becoming aware by any other means of the occurrence of an Insecurity Event, the Seller will be entitled to request assurance from the Buyer of the Buyer's ability to duly perform each of the Buyer's obligations under this Agreement and any other agreement between the Buyer and the Seller (or any of their respective Affiliates) ("Assurance"). Such Assurance will be evidenced in writing and will consist of either (i) evidence that the event or circumstance giving rise to the Insecurity Event has been cured or eliminated or (ii) assurance substantially identical to that constituting "adequate assurance of due performance" within the meaning of
                  Article 2-609 of the Uniform Commercial Code as in effect in the state of New York on the date of this Agreement.

21.3.4 In the event that the Buyer does not provide Assurance to the Seller within * of the request therefor by the Seller, the Seller will have the right, at its option, to exercise any one or more of the remedies in this Clause 21.3.4. The Seller's remedies will specifically include, without limitation, the right by written notice to the Buyer, effective immediately, to (i) suspend its performance under this Agreement and under any other agreements between the Buyer and the Seller; (ii) terminate this Agreement or any other agreement between the Buyer and the Seller with respect to any or all Aircraft or aircraft, equipment, services, data and other items undelivered or unfurnished on the effective date of such termination; (iii) reschedule the Delivery Date of any and all Aircraft remaining to be delivered under this Agreement as of the date of the occurrence of the Insecurity Event; (iv) reschedule delivery of any and all aircraft remaining to be delivered under any other agreement between the Buyer and the Seller as of the date of the occurrence of the Insecurity Event; and (v) in the event of termination of this Agreement retain, as damages for breach and not as a penalty, an amount equal to (a) all Predelivery Payments previously received by the Seller from the Buyer under this Agreement in respect of the Aircraft terminated, (b) any other advance payments to the Seller made theretofore under this Agreement or any other agreement between the Buyer or any of its Affiliates and the Seller of any of its Affiliates in respect of the Aircraft terminated, and (c) any other amounts agreed to between the Buyer and the Seller pursuant to this Agreement in respect of the Aircraft terminated.

                  The Seller will have the right to elect one or more of the foregoing remedies, and exercise of any one or more of such remedies will not be deemed a waiver of any other remedy or remedies provided herein or under applicable law.

21.4              Information Covenants

                  The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

                  (a) Annual Financial Statements. As soon as available and in any event within 120 days after the close of each fiscal year of the Buyer, (i) a copy of the SEC Form 10-K filed by the Buyer with the Securities and Exchange Commission or any successor thereto (the "SEC") for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders' equity (deficit) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by (x) any "Big Five" accounting firm or (y) any other firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

                  (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Buyer, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

                  (c) Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

                  For the purposes of this Subclause 21.4, (x) an "Authorized Officer" of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) "Subsidiaries" will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

21.5 Nothing contained in this Clause 21 will be deemed to waive or limit the rights and remedies available to the parties under the Uniform Commercial Code as in effect in the State of New York as of the effective date of this Agreement (the "UCC"), including, but not limited to, those rights and remedies described in Article 2, Section 609 of the UCC.

21.6 NOTWITHSTANDING ANY PROVISIONS OF THIS CLAUSE 21, OR OF ANY OTHER PROVISION OF THIS AGREEMENT, INCLUDING CLAUSE 11.5, NEITHER THE BUYER NOR THE SELLER WILL BE LIABLE FOR INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER.

22 -              MISCELLANEOUS PROVISIONS
                  ------------------------

22.1              Data Retrieval

                  On the Seller's reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2              Notices

                  All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.

                  The Seller will be addressed at:

                  2, rond-point Maurice Bellonte

                  31700 BLAGNAC  FRANCE
                  Attention:  Director - Contracts
                  Telephone: 33 05 61 30 40 12
                  Telecopy:   33 05 61 30 40 11

                  The Buyer will be addressed at:

                  12015 East 46th Avenue, Suite 200
                  Denver, CO   80239-3116
                  Attention: Vice President Administration and General Counsel
                  Telephone:  303-371-7400, Ext. 1004
                  Fax:  303-371-9669

                  From time to time, the party receiving the notice or request may designate another address or another person.

22.3              Waiver

                  The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4              INTERPRETATION AND LAW

                  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

                  Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit , action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts. The Seller hereby designates and appoints CT Corporation, New York City offices, to receive for and on its behalf service of process in any proceeding with respect to any matter as to which it submits to jurisdiction as set forth above, it being agreed that service on CT Corporation will constitute valid service on the Seller. The Buyer hereby generally consents to service of process by registered mail, return receipt requested, at its address for notice under this Agreement.

                  THE  PARTIES   HEREBY  ALSO  AGREE  THAT  THE  UNITED  NATIONS
                  CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.5              Confidentiality and Disclosure

22.5.1 Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees and agents) will maintain the terms and conditions of this Agreement and any reports or other data, including Technical Data and Documentation (the "Confidential Material"), furnished hereunder strictly confidential.

22.5.2 Without limiting the generality of the foregoing, the Buyer * limit the disclosure of the Confidential Material to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be reasonably necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the document proposed to be filed or disclosed. The Buyer will give the Seller a reasonable period of time in which to review the said document, and will consult with the Seller before the making of any such public disclosure or filing.



22.5.3 The Buyer may disclose the Technical Data and Documentation to parties providing maintenance of the Aircraft, provided that the Buyer causes any such maintenance provider to execute a confidentiality agreement containing, at a minimum, terms substantially the same in scope and effect as the terms in
                  Exhibit I hereto.

22.5.4 Notwithstanding any other provision of this Clause 22.5, the Buyer will be permitted to disclose the Confidential Material without the Seller's consent



                  (i)      to its professional advisors,



                  (ii)     *



                  (iii)    *



                  (iv) where necessary, and o nly to the extent necessary, for the Buyer to prosecute, or defend itself in, a legal action to which the Buyer may become a party, and

                  (v)      to the extent that such Confidential Information:

                           (a) becomes generally available to the public other than as a result of a violation of this Agreement;

                           (b)   was   available   to   the    Buyer   on      a
                                 non-confidential basis prior to its disclosure hereunder;

                           (c) becomes available on a non-confidential basis from a third party source under circumstances reasonably believed by the Buyer not to violate this or any other confidentiality agreement.

22.5.5            The  provisions  of   this   Clause  22.5  will  survive   any
                  termination of this Agreement.

22.6              Severability

                  In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.7              Alterations to Contract

                  This Agreement, including its Exhibits and Appendixes, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.8              Inconsistencies

                  In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification annexed in Exhibit A-1 or Exhibit A-2 hereto, or
                  (ii) any other Exhibit hereto, in each such case the terms of this Agreement will prevail over the terms of the Specification or any other Exhibit hereto. For the purpose of this Clause 22.8, the term Agreement will not include the Specification or any other Exhibit hereto.

22.9              Language

                  All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.10             Headings

                  All  headings  in  this  Agreement  are  for   convenience  of
                  reference only and do not constitute a part of this Agreement.

22.11             Counterparts

                  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

23.               CERTAIN REPRESENTATIONS OF THE PARTIES

23.1.             Buyer's Representations

                  The Buyer represents and warrants to the Seller:

                  (i) the Buyer is a corporation organized and existing in good standing under the laws of the State of Colorado and has the corporate power and authority to enter into and perform its obligations under this Agreement;

                  (ii) neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations hereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

                  (iii) this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

23.2              Seller's Representations

                  The Seller represents and warrants to the Buyer:

                  (i) the Seller is a societe a responsabilite limitee organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

                  (ii) neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations hereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

                  (iii) this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                           AVSA, S.A.R.L.


                           By: ________________________

                           Title:



                           FRONTIER AIRLINES, INC.



                           By: __________________________

                           Title:





                                                                     EXHIBIT A-1


The A318 Standard Specification is contained in a separate folder.

                                                       APPENDIX 1 TO EXHIBIT A-1


SCNs for the A318 Aircraft.





 Reference Subject                                                       Price
                                                                       US$ 1/99


 CN25.11.208 Second Observer                                           $*
 CN31.14.103 Overhead Panel toggle switch re-orientation               $*
 CN32.40.103 Brake Cooling Fans                                        $*
 CN34.41.200 Weather radar with predictive windshear                   $*
             (forward looking)
 CN35.11.201 Crew Oxygen Cylinder115 cubic feet                        $*
 GN25.33.051 Install G5 full-width galley                              $*
 GN25.43.450 Delete Lavatory LF                                        $*
 GN25.43.200 Install Lavatory LD                                       $*
 GN25.43.220 Install Lavatory LE                                       $*

                                                                        $*






                                                                     EXHIBIT A-2


The A319 Standard Specification is contained in a separate folder.

                                                       APPENDIX 1 TO EXHIBIT A-2

SCNs for the A319 Aircraft.



Reference Subject                                                        Price
                                                                       US$ 1/99


CN25.11.208 Second Observer                                             $*
CN31.14.103 Overhead Panel toggle switch re-orientation                 $*
CN32.40.103 Brake Cooling Fans                                          $*
CN34.41.200 Weather radar with predictive windshear                     $*
            (forward looking)
CN35.11.201 Crew Oxygen Cylinder115 cubic feet                          $*
GN25.33.051 Install G5 full-width galley                                $*
GN25.43.450 Delete Lavatory LF                                          $*
GN25.43.220 Install Lavatory LE                                         $*

                                                                        $*







                                                                       EXHIBIT B



                          AVSA                              SCN No.
               SPECIFICATION CHANGE NOTICE                  Issue
                          (SCN)                             Dated
                                                            Page No.


TITLE

DESCRIPTION

EFFECT ON WEIGHT
----------------
Manufacturer's Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:


REMARKS/REFERENCES

Response to RFC

SPECIFICATION CHANGED BY THIS SCN

THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)
------------------------------------------------------------------------

PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on        Aircraft No.             and  subsequent
provided approval is received by                .


BUYER APPROVAL                                        SELLER APPROVAL
--------------                                        ---------------

By:                                                   By:

Title: (Authorized Finance Department Officer)        Date:

By:

Title:  (Authorized maintenance or flight operations officer)

Date:




                          AVSA                              SCN No.
               SPECIFICATION CHANGE NOTICE                  Issue
                          (SCN)                             Dated
                                                            Page No.


SCOPE OF CHANGE  (FOR INFORMATION ONLY)












                                                                       EXHIBIT C

                           SELLER SERVICE LIFE POLICY

1. The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Subclause 12.2 of the Agreement.

2.            WINGS - CENTER AND OUTER WING BOX
              ---------------------------------

2.1           Spars

2.2           Ribs Inside the Wing Box

2.3           Upper and Lower Panels of the Wing Box
              --------------------------------------

2.4           Fittings

2.4.1         Attachment fittings for the flap structure

2.4.2         Attachment fittings for the engine pylons

2.4.3         Attachment fittings for the main landing gear

2.4.4         Attachment fittings for the center wing box

2.5           Auxiliary Support Structure

2.5.1         For the slats:
              -------------

2.5.1.1       Ribs supporting the track rollers on wing box structure

2.5.1.2       Ribs supporting the actuators on wing box structure

2.5.2         For the ailerons:
              ----------------

2.5.2.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2       Actuator fittings on wing box rear spar or shroud box

2.5.3         For airbrakes, spoilers, lift dumpers:
              -------------------------------------

2.5.3.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2       Actuator fittings on wing box rear spar or shroud box

3.            FUSELAGE

3.1           Fuselage Structure

3.1.1         Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5         Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8         Keel beam structure

3.2           Fittings

3.2.1         Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

4.            STABILIZERS

4.1           Horizontal Stabilizer Main Structural Box

4.1.1         Spars

4.1.2         Ribs

4.1.3         Upper and lower skins and stringers

4.1.4         Attachment fittings to fuselage and trim screw actuator

4.1.5         Elevator support structure

4.1.5.1       Hinge bracket

4.1.5.2       Servocontrol attachment brackets

4.2           Vertical Stabilizer Main Structural Box

4.2.1         Spars

4.2.2         Ribs

4.2.3         Skins and stringers

4.2.4         Attachment fittings to fuselage

4.2.5         Rudder support structure

4.2.5.1       Hinge brackets

4.2.5.2       Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

                                                                       EXHIBIT D

                            CERTIFICATE OF ACCEPTANCE

                                for A318 Aircraft

In accordance with the terms of that certain A318/A319 Purchase Agreement dated as of March 10, 2000, between Frontier Airlines, Inc., ("FRONTIER") and AVSA, S.A.R.L. ("AVSA") (the "Purchase Agreement"), the Technical Acceptance Process relating to the Airbus A318 aircraft, Manufacturer's Serial Number: _____, U.S. Registration Number: ______ with two (2) Pratt & Whitney PW 6124 series propulsion systems installed thereon, serial nos. ______ (position #1) and _______ (position #2) (the "A318 Aircraft"), has taken place at _______________ on the ____ day of _____________, ____.

In view of said Technical Acceptance Process having been carried out with satisfactory results, FRONTIER hereby approves the A318 Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not affect the rights of FRONTIER under the warranties relating to the A318 Aircraft set forth in the Purchase Agreement.

FRONTIER specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the A318 Aircraft.

                           RECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED A318 AIRCRAFT ACKNOWLEDGED

                           FRONTIER AIRLINES, INC.


                           By: __________________________

                           Its: __________________________

                            CERTIFICATE OF ACCEPTANCE

                                for A319 Aircraft

In accordance with the terms of that certain A318/A319 Purchase Agreement dated as of March 10, 2000, between Frontier Airlines, Inc., ("FRONTIER") and AVSA, S.A.R.L. ("AVSA") (the "Purchase Agreement"), the Technical Acceptance Process relating to the Airbus A319 aircraft, Manufacturer's Serial Number: _____, U.S. Registration Number: ______ with two (2) CFM International 56-5B5\P series propulsion systems installed thereon, serial nos. ______ (position #1) and _______ (position #2) (the "A319 Aircraft"), has taken place at _______________ on the ____ day of _____________, ____.

In view of said Technical Acceptance Process having been carried out with satisfactory results, FRONTIER hereby approves the A319 Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not affect the rights of FRONTIER under the warranties relating to the A319 Aircraft set forth in the Purchase Agreement.

FRONTIER specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the A319 Aircraft.

                           ECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED A319 AIRCRAFT ACKNOWLEDGED

                           FRONTIER AIRLINES, INC.


                           By: __________________________

                           Its: __________________________




                                                                       EXHIBIT E

                                  BILL OF SALE

                                for A318 Aircraft

Know all persons by these presents that AVSA, S.A.R.L. ("AVSA"), a societe a responsabilite limitee organized and existing under the laws of the Republic of France,whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the "Airframe"), the attached engines as specified (the "Engines") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "Parts"):

MANUFACTURER OF AIRFRAME:           MANUFACTURER OF ENGINES:
------------------------            -----------------------

AIRBUS INDUSTRIE G.I.E.             PRATT & WHITNEY

MODEL:   A318-100                   MODEL:   PW 6124
-----                               -----

MANUFACTURER'S                      SERIAL NUMBERS:
--------------                      --------------

SERIAL NUMBER:     [        ]       LH :     [        ]
-------------
                                    RH :     [        ]
REGISTRATION NO:  [        ]
---------------


The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "Aircraft").

AVSA does this ___ day of _______________ sell, transfer and deliver all of its above described rights, title and interest to the Aircraft to the following company and its successors and assigns forever, said Aircraft to be the property thereof:

                       -----------------------------------
                                  (the "Buyer")

AVSA hereby warrants to the Buyer, its successors and assigns that AVSA has on the date hereof good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

THIS BILL OF SALE WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ______ day of [ ]


AVSA, S.A.R.L.

By:

Title:

Signature:

                                  BILL OF SALE

                                for A319 Aircraft

Know all persons by these presents that AVSA, S.A.R.L. ("AVSA"), a societe a responsabilite limitee organized and existing under the laws of the Republic of France,whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the "Airframe"), the attached engines as specified (the "Engines") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "Parts"):

MANUFACTURER OF AIRFRAME:           MANUFACTURER OF ENGINES:
------------------------            -----------------------

AIRBUS INDUSTRIE G.I.E.             CFM INTERNATIONAL

MODEL:   A319-100                   MODEL:   CFM 56-5B5\P
-----                               -----

MANUFACTURER'S                      SERIAL NUMBERS:
--------------                      --------------
SERIAL NUMBER:    [        ]        LH :     [        ]
-------------
                                    RH :     [        ]
REGISTRATION NO:  [        ]
---------------

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "Aircraft").

AVSA does this ___ day of _______________ sell, transfer and deliver all of its above described rights, title and interest to the Aircraft to the following company and its successors and assigns forever, said Aircraft to be the property thereof:

                       -----------------------------------
                                  (the "Buyer")

AVSA hereby warrants to the Buyer, its successors and assigns that AVSA has on the date hereof good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

THIS BILL OF SALE WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ______ day of [ ]

AVSA, S.A.R.L.

By:

Title:

Signature:


                                                                       EXHIBIT F

                        TECHNICAL DATA AND DOCUMENTATION

                                     GENERAL

         This Exhibit F lists the form, type, quantity and delivery dates for the Technical Data and Documentation to be provided to the Buyer pursuant to Clause 14 of the Agreement.

         The Technical Data and Documentation are published in accordance with ATA Specification 100 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 100 revision other than revision 23.

         The designation "C" after the title of a Technical Publication indicates that such Technical Publication may be customized.

                                                                       EXHIBIT F


1.       ENGINEERING DOCUMENTS

1.1      Installation and Assembly Drawings (IAD)--C

         The IAD will be delivered according to the Buyer's standard for the major Assembly and Installation drawings, including detail drawings.

1.2      Drawing Number Index (DNI)--C

         The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.3      Process and Material Specification (PMS)

         The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4      Standards Manual (SM)

         The SM contains data about Seller approved standards and includes cross reference lists. The SM will include US standards/equivalents for all hardware clamps, O-rings, bearings, fasteners, sealants, adhesive and compounds, raw materials, processes and procedures.

2.       MAINTENANCE AND ASSOCIATED MANUALS

2.1      APU Build-up Manual (ABM)

         The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2      Aircraft Maintenance Manual (AMM)--C

         The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The troubleshooting part is covered in Subparagraph 2.21 below.

         *Aircraft Maintenance Manual Chapter 05 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

                                                                       EXHIBIT F

2.3      Aircraft Schematics Manual (ASM)--C

         The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4      Aircraft Wiring Manual (AWM)--C

         The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.

2.5      Aircraft Wiring Lists (AWL)--C

         The AWL is part of the Wiring Manual. Supplied as a separate document for lists. The AWL includes wire terminations, connector, terminal, strip locations, wire routings, and clamping diagrams.

2.6      Consumable Material List (CML)

         The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.7      Duct Repair Manual (DRM)

         The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.

2.8      Fuel Pipe Repair Manual (FPRM)

         The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.9      Illustrated Parts Catalog (IPC)--C

         The IPC identifies and illustrates all line replaceable parts and units of the aircraft, excluding the power plant parts.

2.10     Illustrated Parts Catalog (power plant) (PPIPC)--C

         The PPIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

2.11     Illustrated Tool and Equipment Manual (TEM)

         The TEM provides information on Ground Equipment and Tools listed in the Seller's Aircraft Maintenance Manual.

2.12     Maintenance Facility Planning (MFP)

         The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.13     Maintenance Planning Document (MPD)

         The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.

2.14     Power Plant Build-up Manual (PPBM)

         The PPBM provides instructions for the installation of a quick engine change kit on a bare engine.

2.15     Support Equipment Summary (SES)

         The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.16 Time Limits and Maintenance Checks/Service Limits and Maintenance Checks (TLMC\SLMC)

         The  TLMC\SLMC   document  provides  the   Manufacturer's   recommended
         scheduled time limits for inspections and maintenance checks.

2.17     Tool\Equipment Drawings (TED)

         TEDs will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools.

2.18     Tool and Equipment Drawing Index (TEI)

         The TEI is an alpha-numeric listing of the TED's.

2.19     Tool and Equipment Bulletin (TEB)

         The TEB provides advance information related to tools and test equipment development.

2.20     Trouble Shooting Manual (TSM)--C

         The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

         Level 1 -         Aimed  at  line  use.  Fault  isolation  guidance for
                           systems or parts of systems monitored mainly by CFDS.
                           Also guidance for systems not monitored by CFDS.

         Level 2 -         Aimed  at  hangar  use.  Fault isolation guidance for
                           non-CFDS monitored systems in the form of functional block diagrams, charts and tables.

         Level 3 -         Aimed  at  engineering   use.  List  of CFDS messages
                           and decoding of troubleshooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.

3.       MISCELLANEOUS DOCUMENTATION

3.1      Airplane Characteristics for Airport Planning (AC)

         The AC will be in general accordance with Specification NAS 3601.

3.2      Aircraft Recovery Manual (ARM)

         The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3      Cargo Loading System Manual (CLS)

         The CLS details handling procedures for the Cargo Loading System.

3.4      Crash Crew Chart (CCC)

         The  CCC  provides  information   concerning  access  to  the  Aircraft
         interior, location of safety equipment, hazardous liquids, etc.

3.5      Guidelines for Customer Originated Changes (GCOC)

         The GCOC provides production and presentation rules for the data covering Buyer originated changes on the Aircraft to be incorporated by the Seller in the Technical Data and Documentation as per Subclause
         14.11 of the Agreement.

3.6      List of Radioactive and Hazardous Elements (LRE)

         The LRE provides information on components and materials for which specific precautions have to be taken.

3.7      List of Applicable Publications (LAP)--C

         The LAP will record the Seller's various Airframe Technical Data and Documentation indicating the last valid revision number and issue date.

3.8      Livestock Transportation Manual (LTM)

         The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.

3.9      Service Bulletins (SB)--C

         The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.10     Service Bulletin Index (SBI)

         The SBI is a listing of all Service Bulletins issued in ATA 100 chapter sequence.

         The  SBI  provides   details  of  SB  number,   SB  title,   associated
         modification number, issue status, Vendor SB number (if applicable) and affected fleet.

3.11     Service Information Letters (SIL)

         SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer's authority.

3.12     Transportability Manual (TM)

         The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.13     Supplier Product Support Agreements (SPSA)

         The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.14     Vendor Information Manual (VIM)

         The VIM provides Vendor contact information.

3.15     Vendor Information Manual (GSE) (VIM/GSE)

         The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.

4.       OPERATIONAL MANUALS

4.1      Abnormal\Emergency Check List\Quick Reference Handbook  (CL\QRH)--C

         The CL is an extract from the FCOM presented as a booklet for quick in-flight use.

4.2      FAA Approved Flight Manual (FM)--C

         The AFM provides Aircraft performance operating limitations and other flight data required by the relevant Airworthiness Authorities for certification. It includes the Configuration Deviation List (CDL).

4.3      Flight Crew Operating Manual (FCOM)--C

         The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.4      Master Minimum Equipment List (MMEL)

         The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer's own Minimum Equipment List (MEL).

4.5      Performance Engineering Program (PEP)

         The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix A to this Exhibit F.

         The Low Speed Performance programs consist of the Take-off and Landing Chart computation program (TLC) which permits the computation of:

         - regulatory take-off and landing performance,

         - noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

         The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.6      Performance Program Manual (PPM)

         The PPM is the users'  guide for the  Performance  Engineering  Program
         (PEP).

4.7      Weight and Balance Manual (WBM) and

         Weight and Balance Manual Supplements--C

         The corresponding supplements:
         -Delivery Weighing Report,
         -Equipment List,
         will be delivered with each Aircraft.

5.       OVERHAUL DATA

5.1      Cable Fabrication Manual (CFM)

         The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.2      Component Documentation Status (CDS)--C

         The  CDS  lists  Component   Maintenance  Manuals  in  accordance  with
         Subparagraphs 5.4 and 5.5 below.

5.3      Component Evolution List (CEL)

         The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

         The information is provided in order of:
         - part number
         - FSCM
         - ATA reference.

5.4      Component Maintenance Manual Manufacturer (CMMM)

         The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5      Component Maintenance Manual Vendor (CMMV)

         The Seller will ensure that each Vendor of repairable components will deliver to the Buyer a Component Maintenance Manual Vendor with revision service.

6.       STRUCTURAL MANUALS

6.1      Nondestructive Testing Manual (NTM)

         The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2      Structural Repair Manual (SRM)

         The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure and will include substantial structural analysis.

                                      FORM

AC       APERTURE CARD.  Refers to 35mm film contained on punched aperture cards

CD       CD-ROM.

D        FLOPPY DISK

F        MICROFILM.  Refers to 16mm roll film in 3M type cartridges.

MP Refers to paper printed one side, unpunched quality will be suitable for further reproduction or microfilming.

MT       MAGNETIC TAPE

P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SMF      SILVER MASTER FILM.   Refers  to  thick diazo film suitable for further
         reproduction.

+        Denotes a combined A319/A320/A321 Technical Publication.

* Denotes Technical Data and Documentation will be supplied in SGML format if such format becomes available from the Manufacturer.

                                      TYPE

C        CUSTOMIZED.  Refers to manuals which are customized to specific MSNs.

E        ENVELOPE.  Refers to manuals which are not customized.

P        PRELIMINARY Refers to preliminary data or manuals which may consist of:

         -either one time issue not maintained by revision service, or

         -preliminary issues maintained by revision service until final manual or data delivery, or

         -supply of best available data under final format with progressive completion through revision service.

                                    DELIVERY

Delivery of Technical Data and Documentation is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.

MANUALS AVAILABLE (headlines)

1 - ENGINEERING DOCUMENTS
2 - MAINTENANCE & ASSOCIATED MANUALS
3 - MISCELLANEOUS PUBLICATIONS
4 - OPERATIONAL MANUALS AND DATA
5 - OVERHAUL DATA
6 - STRUCTURAL MANUALS

                                                                     EXHIBIT "F"



    MANUALS AVAILABLE (detailed)               Abbr  Form  Type  Qty. Rev Deliv.
                                               ----  ----  ----  ---- --- ------

    1.     ENGINEERING DOCUMENTS

    +*     Installation and Assembly Drawings  IAD         C          AN1  0
           (including detail drawings)

    +      Parts Usage (Effectivity)           PU          E          AN   0

    +      Schedule (Drawing Nomenclature)     S           E          AN   0
    *

    +      Drawing Number Index                DNI         C          AN   0

    +      Process and Material Specification  PMS         E          AN   0
    *

    +      Standards Manual                    SM          E          AN   0

    +      Electrical Load Analysis            ELA         E     2    AN   0

    2.     MAINTENANCE & ASSOCIATED MANUALS

    +      APU Build-up Manual                 ABM         E          AN   90

    +      Aircraft Maintenance Manual         AMM         C          4    90

    +      Aircraft Schematics Manual          ASM         C          4    90

    +      Aircraft Wiring Manual              AWM         C          4    90

    +      Aircraft Wiring Lists               AWL         C          4    90

    +      Consumable Material List            CML         E          AN   90

    +      Component Location Manual           CLM                    4    90

    +      Duct Repair Manual                  DRM         E          AN   90

    +      Fuel Pipe Repair Manual             FPRM        E          AN   90

    +      Illustrated Parts Catalog           IPC         C          4    90
           (Airframe)

    +      Illustrated Parts Catalog           PIPC        C          4    90
           (Power Plant)2

    +      Illustrated Tool and Equipment      TEM         E          AN   360
    *      Manual

    +      Maintenance Facility Planning       MFP         E          AN   90

    +      Maintenance Planning Document       MPD         E          AN   360
    *

    +      Power Plant Build-up Manual 3       PPBM        E          AN   90

    +      Support Equipment Summary           SES         E          AN   360

    +      Time Limits and Maintenance         TLMC/       C          4    90
           Checks/Service Limits and           SLMC
           Maintenace Checks

    +      Tool and Equipment Drawings         TED         E          AN   360

    +      Tool and Equipment Drawing Index    TEI         E          AN   360
    *

    +      Trouble Shooting Manual             TSM         C          4    90

    +      Aircraft Documentation  Retrieval   ADRES       C          4    90
    *      System

    +      Computer Assisted Aircraft          CAATS       C          4    90
    *      Troubleshooting

    +      Time Limits and Maintenance Checks  TLMC        C          4    90

    3.     MISCELLANEOUS PUBLICATIONS

    +      Airplane Characteristics for        AC          E          AN   360
    *      Airport Planning

    +      Aircraft Recovery Manual            ARM         E          AN   90

           Crash Crew Chart                    CCC         E          AN   180

    +      Guidelines for Customer Originated  GCOC        E          AN   0
           Changes

    +      List of Radioactive and Hazardous   LRE         E          AN   90
           Elements

    +      List of Applicable Publications     LAP         C          4    90

    +      Livestock Transportation Manual     LTM         E          AN   90

    +      Service Bulletins                   SB          C          AN   0

    +      Service Bulletin Index              SBI         E          AN   90

    +      Service Information Letters         SIL         E          AN   0

    +      Technical Publications Combined     TPCI        C          AN   90
    *      Index

    +      Transportability Manual             TM          E          AN   90

           Supplier Product Support Agreements SPSA        E          AN   360
           (SPSA)

    *      Vendor Information Manual           VIM         E          AN   360

    +      Vendor Information Manual GSE       VIM\        E          AN   360
    *                                          GSE

    4.     OPERATIONAL MANUALS AND DATA

    +      Check List/Abnormal/Emergency/      CL/QRH      C          AN   90
           Quick Reference Handbook

    +      FAA Approved Flight Manual          AFM         C          AN   0

    +      Flight Crew Operating Manual        FCOM        C          AN   90

    +      Master Minimum Equipment List       MMEL        E          AN   90

    +      Performance Engineering Program     PEP         E          AN   90

    +      Performance Program Manual          PPM         E          AN   90

    +      Weight and Balance Manual           WBM         C          AN   0

    5.     OVERHAUL DATA

    +      Cable Fabrication Manual            CFM         E          AN   90

    +      Component Documentation Status      CDS         C          AN   180
    *

    +      Component Evolution List4           CEL         E          AN   180

    +      Component Maintenance Manual        CMMM        E          AN   180
    *      Airframe Manufacturer

    +      Component Maintenance Manual Vendor CMMV  P2    E     10   AN   180
    *

    6.     STRUCTURAL MANUALS

    +      Nondestructive Testing Manual       NTM         E     4         90

    +      Structural Repair Manual            SRM         E     4         90

                                                         APPENDIX 1 TO EXHIBIT F


             LICENSE FOR USE OF THE PERFORMANCE ENGINEER'S PROGRAMS

1.       Grant

         The Seller grants the Buyer the right to use the Performance Engineer's
         Program  (PEP)  in   machine-readable   form  during  the  term of this
         license on a single computer.

         Use of the PEP in readable form will be limited to one (1) copy other than the copies contained in the single computer and copies produced for checkpoint and restart purposes or additional copies made with the consent of the Seller for a specific need.

2.       Merging

         The PEP may be used and adapted in machine-readable form for the purpose of merging it into other program material of the Buyer but on termination of this Agreement; the PEP will be removed from the other program material with which it has been merged.

         The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies, which the Buyer makes of the PEP.

3.       Personal License

         The above-described license is personal to the Buyer, non-transferable and non-exclusive.

4.       Installation

         It is the Buyer's responsibility to install the PEP and to perform any merging and checks. The Seller will however assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.

5.       Proprietary Rights and Nondisclosure

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and will remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP or parts thereof and its contents to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.       Conditions of Use

6.1 The Seller does not warrant that the PEP will not contain errors. However, should the PEP be found to contain any error within thirty
         (30) days of delivery, the Buyer will notify the Seller promptly thereof and the Seller will take all proper steps to correct the same at its own expense.

6.2 The Buyer will ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and the Buyer will undertake to use the PEP in accordance with the PPM.

6.4 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND THE RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT IN THE PEP DELIVERED UNDER THIS LICENCE.

7.       Duration

         The rights under this license will be granted to the Buyer as long as the Buyer operates a Seller's Aircraft model to which the PEP refers. When the Buyer stops operating said Aircraft model, the Buyer will return the PEP and any copies thereof to the Seller, accompanied by a notice certifying that the Buyer has returned all existing copies.

                                                         APPENDIX 2 TO EXHIBIT F

                            LICENSE FOR USE OF CD-ROM

1.       Grant

1.1 The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Trouble Shooting (CAATS) on CD-ROM for the term of this License. Use of ADRES and/or CAATS will be limited to the number of copies defined between the parties.

         For clarification, it is hereby stated that the Power Plant IPC is not part of the electronic IPC and is only available on other media (paper or film).

1.2 The above grant will be free of charge for as long as the revisions of CAATS and ADRES are free of charge in accordance with Clause 14. At the end of such period(s) license fees will be charged to the Buyer at the price stated in the then current Seller's Customer Services Catalog.

2.       Term

         The rights under the License will be granted from the date of first delivery of ADRES and/or CAATS as long as the Buyer operates the Aircraft or until a replacement product will be provided by the Seller, whichever occurs first. Within thirty (30) days of termination, the Buyer will return ADRES and/or CAATS and all copies thereof to the Seller.

3.       Revision Service

         The Seller will provide revision service for ADRES and/or CAATS during the term. The revision service will be based on the revision service, which the Seller provides for the documentation in paper or film format.

         ADRES and/or CAATS CD-ROM will be revised concurrently with the paper and film deliveries. Temporary revisions will be provided in digital format under the form of 3-1/2 floppy disk. The retrieval software for such temporary revisions will be embodied on the CAATS and ADRES CD-ROM.

4        Personal License

         The License is personal to the Buyer, nontransferable and nonexclusive. The Buyer will not permit any third party to use ADRES and/or CAATS, nor will it transfer or sublicense ADRES and/or CAATS to any third party, without prior written consent from the Seller.

5.       Installation

         The Seller will provide the list of hardware on which ADRES and/or CAATS will be installed. The Buyer will be responsible for procuring such hardware and installing ADRES and/or CAATS.

6.       Proprietary Rights

         ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and will remain the property of the Seller.

7.       Copyright Indemnity

         The Seller will defend and indemnify the Buyer against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer

         (i)      immediately notifies the Seller of any such claim;
         (ii)     makes no admission or settlement of any claim;
         (iii) allows the Seller to have sole control of all negotiations for its settlement;
         (iv) gives the Seller all reasonable assistance in connection therewith.

8.       Confidentiality

         ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

9.       Conditions of Use

9.1 The Buyer will not make any copies of ADRES and/or CAATS, except for installation purposes.

9.2 The Seller does not warrant that the operation of ADRES and/or CAATS will be error free. In the event of an error occurring within thirty
         (30) days of delivery, the sole and exclusive liability of the Seller will be, at its expense, to correct ADRES and/or CAATS in the following revision.

9.3 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND THE RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT IN THE ADRES AND/OR CAATS DELIVERED UNDER THIS LICENCE.

10.      Training

         In addition to the user guide supplied with ADRES and/or CAATS, training and other assistance may be provided on the Buyer's request at conditions to be mutually agreed.

11.      Replacement of Product

         For clarification purposes it is hereby expressly stated that ADRES and/or CAATS will be offered for a limited time period, not exceeding the term of this License. In the event that the Seller should offer a replacement product, the conditions for using such product will be subject to a separate agreement.

                                                                       EXHIBIT G

                          SELLER PRICE REVISION FORMULA

l.       BASE PRICE
         ----------

         The Base Price of the A318 Aircraft is as quoted in Clause 3.1.1 of the Agreement. The Base Price of the Airframe of the A319 Aircraft is as quoted in Clause 3.1.2.2 of the Agreement.

2.       BASE PERIOD

         The above Base Prices have been established in accordance with the averaged economic conditions prevailing in December 1997/January 1998/February 1998 and corresponding to theoretical delivery conditions prevailing in January 1999 as defined by ECIb and ICb index values indicated in Paragraph 4 of this Exhibit G.

         These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G.

         ECIb and ICb index values indicated in Paragraph 4 of this Exhibit G will not be subject to any revision of these indexes.

3.       REFERENCE INDEXES

         Labor Index: Published quarterly by the US Department of Labor, Bureau of Labor Statistics, in "News" (Table 6: "Employment Cost Index for wages and salaries for private industry workers by industry and occupational group" (NOT SEASONALLY ADJUSTED), or such other names that may be from time to time used for the publication title and/or table. The index is found under aircraft manufacturing with a standard industrial classification code of SIC 3721 and hereinafter is referred to as "ECI-SIC-3721W" (Base month and year June 1989 = 100).

         Material Index: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

4 -      REVISION FORMULA

         Pn       =        (Pb + F) (0.75 ECIn/ECIb + 0.25 ICn/ICb)

         Where

         Pn       =        Revised Base Price of the Airframe.

         Pb       =        Base  Price  of  the  Airframe at economic conditions
                           December  1997/January  1998/February  1998  averaged
                           (January 1999 delivery conditions).


         F        =        (0.005 x N x Pb)  Where   N =  The  calendar  year of
                           delivery of the Aircraft minus 1999.

         ECIn = The arithmetic average of the latest published values available at the date of Aircraft delivery for ECI-SIC-3721W for the llth, l2th and l3th months prior to the month of delivery of the Aircraft (1 decimal), where the quarterly value for the third month of a quarter (March, June, September and December) will be deemed to apply for the two preceding months.

         ECIb     =        ECI-SIC-3721W for December l997/January 1998/February
                           1998 averaged (= 134.7).

         ICn      =        The  arithmetic  average  of   the  latest  published
                           values available at the date of Aircraft delivery for the IC-Index for the llth, l2th and l3th months prior to the month of delivery of the Aircraft (l decimal).

         ICb      =        IC-Index for December 1997/January 1998/February 199
                           averaged (=126.1).

         In determining the Revised Base Price at delivery of the Aircraft, each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals). After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1      Substitution of Indexes

         In the event that:

         (i)      the  US  Department  of  Labor   substantially   revises   the
                  methodology of calculation of any of the indexes referred to hereabove, or

         (ii) the US Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

         (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

         the Seller will select a substitute index.

         Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

         As a result of this selection of a substitute index, the Seller will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2      Final Index Values

         The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Aircraft delivery.

                                                                       EXHIBIT H

                    PROPULSION SYSTEMS PRICE REVISION FORMULA

l.       REFERENCE PRICE
         ---------------

         The Reference Price of a set of two (2) CFM International 56-5B5/P engines and additional equipment is as quoted in Clause 3.1.2.3 of the Agreement.

         This Reference Price is valid for Aircraft delivered no later than December 31, 2007, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit H.

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

         The above Reference Price has been established in accordance with the economic conditions prevailing in July 1996 (January 1997 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 145.03.

3.       REFERENCE INDEXES

         Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names that may be from time to time used for the publication title and/or table.

         Material Index (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names that may be from time to time used for the publication title and/or table.

         Material Index (II): "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6:
         Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names that may be from time to time used for the publication title and/or table.

         Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names that may be from time to time used for the publication title and/or table.

4.       REVISION FORMULA

         Pn       =        Pb x CPIn
                               145.03

         Where

         Pn       =        Revised Reference Price of a set of two (2)engines at
                           delivery of the Aircraft.

         Pb       =        Reference Price as defined above.

         CPIn     =        Composite Price Index for the sixth  month  prior  to
                           the month of delivery of the Aircraft.

                           Said Composite Price Index is composed as follows:

         CPIn =            0.55 (HEn   x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                                      ---
                                (11.16          )

         Where

         HEn      =        HE SIC 3724 for the sixth month prior to the month of
                           delivery of the Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

         ICn      =        IC-Index  for  the  sixth month prior to the month of
                           delivery of the Aircraft.

         MMPn     =        MMP-Index for the sixth month prior to the  month  of
                           delivery of th Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

         EPn      =        EP-Index  for  the sixth  month prior to the month of
                           delivery of the Aircraft.

         The Composite Price Index will be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure will be raised to the next higher figure.

         The  final  factor  will  be  rounded  to  the  nearest  thousandth  (3 decimals).

5.       GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit H or discontinues any of these indexes, AVSA will, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event will be less than the Reference Price defined in Paragraph 1 of this Exhibit H.

                                                                       EXHIBIT I

                              CONFIDENTIALITY TERMS

The minimum requirements for confidentiality agreements pertaining to the disclosure of any Confidential Material ("Confidentiality Agreement(s)") are as follow.

1. Confidential Material is identified as nonpublic, proprietary and confidential, provided that Confidential Material will not include information to the extent that such information (i) is already known to the recipient, or
(ii) is or becomes public knowledge or ceases to remain confidential, other than as a result of a breach by the recipient of its obligations under the Confidentiality Agreement.

2. The Confidentiality Agreement will cover oral, electronic or written disclosures of the contents of Confidential Material, whether in full or in summary form.

3. Subject to any legal or governmental disclosure requirements, the receiving party will disclose Confidential Material only to those of its agents, employees and/or advisors who have a need to know in order to accomplish the purpose for which the Confidential Material is given, and will be used only to accomplish such purpose.

4. All originals and any copy made of Confidential Material will be clearly marked as confidential and subject to the Confidentiality Agreement, and copies that are no longer needed for the purposes for which they were given will be returned to the Buyer.

5. Confidentiality Agreements, insofar as they pertain to Technical Data and Documentation, will be for a term of *. With respect to all other Confidential Material, a term of * after delivery of the last Aircraft will be applied to Confidentiality Agreements.